UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ARROW ELECTRONICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

OUR 2022 ANNUAL MEETING AND PROXY STATEMENT	Wednesday, May 11, 2022 at 8:00 a.m. MT Hyatt Regency Denver Tech Center 7800 East Tufts Avenue Denver, Colorado 80237

March 30, 2022

Dear Shareholder:

You are invited to Arrow Electronics, Inc.’s (“Arrow” or the “Company”) Annual Meeting of Shareholders (“Annual Meeting”) on Wednesday, May 11, 2022. The formal notice of the Annual Meeting and the Proxy Statement soliciting your vote at the Annual Meeting appear on the following pages.

The matters scheduled to be considered at the Annual Meeting are:		Arrow’s Board suggests following its recommended vote on each proposal as being in the best interests of Arrow and urges you to read the Proxy Statement carefully before you vote.
>	the election of the Board of Directors (“Board”);
>	the ratification of the appointment of Ernst & Young LLP as Arrow’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and
>	the holding of an advisory vote on named executive officer compensation.
These matters are discussed more fully in the Proxy Statement.

Under the rules adopted by the U.S. Securities and Exchange Commission (“SEC”), we are furnishing proxy materials to our shareholders online rather than mailing printed copies to each shareholder. Accordingly, you will not receive a printed copy of the proxy materials unless you request one. The Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting (the “Notice”) includes instructions on how to access and review the materials, and how to access your proxy card and vote online. If you would like to receive a printed copy of our proxy materials, please follow the instructions included in the Notice.

Please make sure you vote whether or not you plan to attend the Annual Meeting. You can cast your vote in person at the Annual Meeting, online by following the instructions on either the proxy card or the Notice, by telephone, or, if you received paper copies of our proxy materials, by mailing your proxy card in the postage-paid return envelope.

WHEN:

Wednesday, May 11, 2022
8:00 a.m. MT

WHERE:

Hyatt Regency Denver Tech Center
7800 East Tufts Avenue
Denver, Colorado 80237

AGENDA:

1. Elect the directors for the ensuing year.

2. Ratify the appointment of Ernst & Young LLP as Arrow’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

3. Hold an advisory vote on named executive officer compensation.

4. Transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

March 30, 2022

You are invited to Arrow’s Annual Meeting on Wednesday, May 11, 2022. Only shareholders of record at the close of business on March 16, 2022, are entitled to notice of and to vote at the Annual Meeting.

Shareholders can vote online, by telephone, by completing and returning the proxy card, or by attending the Annual Meeting. The Notice and the proxy card have detailed instructions for voting, including voting deadlines.

Internet Visit the website noted on your proxy card to vote online.	Telephone Use the toll-free number on your proxy card to vote by telephone.	Mail Sign, date, and return your proxy card in the enclosed envelope to vote by mail.	In Person Cast your vote in person at the annual meeting.

Shareholders may revoke a proxy (change or withdraw their votes) at any time prior to the Annual Meeting by following the instructions in the Proxy Statement.

You may request a printed copy of the proxy materials and Arrow’s Annual Report by calling 1-800-579-1639, sending an e-mail to investor@arrow.com, or visiting the following website:  investor.arrow.com/financials/financial-results.

The proxy materials and Arrow’s 2021 Annual Report (which is not a part of the proxy soliciting material) will be available through www.proxyvote.com on or about March 30, 2022, at investor.arrow.com/financials/financial-results.

By Order of the Board of Directors,

Carine L. Jean-Claude Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held on May 11, 2022

LETTER FROM THE CHAIRMAN, PRESIDENT, AND CHIEF EXECUTIVE OFFICER

At Arrow, we bridge the gap between the possible and the practical through a way of thinking called ‘Five Years Out’ and applying technologies to make it happen. It’s that mindset, that operating model, and that view of the world that allows us to consistently inspire, reimagine, and deliver on the call to action.

When you work in the world of Five Years Out, technology, processes, and decisions move faster every day.

Five Years Out also means we are meaningfully invested in the betterment and improvement of people, communities, and the planet. Smart cities, smart homes, and smart transportation all have the potential to improve lives while simultaneously driving demand for the products we sell and expanding our addressable market. We are pleased to see this evidenced in the strong results generated this year, which you’ll find detailed in our performance highlights section.

While we faced many challenges in 2021, we remained committed to the people who sell, market, design, and engineer our products and solutions. We believe our team of nearly 21,000 employees globally is the key to our competitive differentiation. It is our people who power our performance, our brand, and our success over the long term. We will continue investing in our people.

Additionally, as a trusted partner in a complex value chain, we believe Arrow is uniquely positioned to facilitate environmental and social stewardship and collaborate with customers and suppliers to achieve our shared sustainability goals. Applying the power of technology and innovation to address the world’s economic, social, and environmental challenges continues to drive enhancements to our product suite, expansions to our customer and supplier roster, and increased value for our shareholders.

With innovation and impact as our guides, we look to our long-term stock performance as a reflection of our successful Arrow strategy. As part of our commitment to strategic and operational excellence, we have sharpened our focus on our environmental, social, and governance (“ESG”) strategy and execution. In February 2022, we enhanced management oversight of ESG matters by elevating Gretchen Zech to an expanded role as Senior Vice President, Chief Governance, Sustainability, and Human Resources Officer, demonstrating the Company’s commitment to executive-level leadership on ESG matters. Arrow strives to conduct business in a way that is sustainable for the long-term, as depicted in our inaugural ESG report released in 2022.

Guiding today’s innovators to create a better tomorrow is a big responsibility. In the pages that follow, you’ll find more information about how Arrow’s focus on governance and structure supports our sustainable business practices. We welcome your input and appreciate your support.

Sincerely,

Michael J. Long
Chairman, President, and Chief Executive Officer

ARROW ELECTRONICS, INC.
ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 11, 2022

2022 ANNUAL
PROXY STATEMENT

PROXY STATEMENT

2022 Annual Meeting Information

THE PURPOSE OF THIS PROXY STATEMENT

The Board of Arrow, a New York corporation, is furnishing this Proxy Statement to shareholders of record to solicit proxies to be voted at the 2022 Annual Meeting. By returning a completed proxy card, or voting by telephone or internet, you are giving instructions on how your shares are to be voted at the Annual Meeting. The Proxy Statement is available through www.proxyvote.com.

VOTING INSTRUCTIONS

Invitation to the
Annual Meeting

Shareholders of record at the close of business on March 16, 2022, are invited to attend the 2022 Annual Meeting on Wednesday, May 11, 2022, beginning at 8:00 a.m. MT.

The Annual Meeting will be held at:

Hyatt Regency Denver Tech Center
7800 East Tufts Avenue
Denver, Colorado 80237

Please vote your shares by telephone or online, or if you received printed copies of the proxy materials, complete, sign, and date your proxy card and return it promptly in the postage-paid return envelope provided. You are urged to vote whether or not you plan to attend the Annual Meeting at your earliest convenience.

If your shares are held in “street name” (that is, in the name of a bank, broker, or other holder of record), you should receive instructions from the record shareholder that must be followed in order for such shares to be voted (including at the Annual Meeting). Internet and/or telephone voting will also be offered to shareholders owning shares in “street name” through most banks and brokers.

Unless you indicate otherwise, the persons named as proxies on the proxy card will vote your shares represented in a properly executed proxy card “FOR” all of the nominees for director named in this Proxy Statement, “FOR” the ratification of the appointment of Ernst & Young LLP as Arrow’s independent registered public accounting firm, and “FOR” approval of the named executive officer compensation as described in the Compensation Discussion and Analysis.

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2022 ANNUAL
PROXY STATEMENT

SHAREHOLDERS ENTITLED TO VOTE

Only shareholders of record of Arrow’s common stock at the close of business on March 16, 2022 (“Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 67,026,363 shares of Arrow common stock outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting. The presence in person or by proxy of a majority of the shares entitled to vote at the Annual Meeting shall constitute a quorum.

For a period of at least ten (10) days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be open to the examination of any shareholder during ordinary business hours. In addition, a complete list of shareholders entitled to vote at the Annual Meeting will be open to the examination of any shareholder during the meeting.

REVOCATION OF PROXIES

The person giving a proxy may revoke it at any time prior to the time it is voted at the Annual Meeting by giving written notice to Arrow’s Corporate Secretary, Carine L. Jean-Claude, at Arrow Electronics, Inc., 9201 East Dry Creek Road, Centennial, Colorado 80112. If the proxy was given by telephone or internet, it may be revoked in the same manner. You may also withdraw your proxy by attending the Annual Meeting and voting in person. If your shares are held in “street name,” you must contact the record holder of the shares regarding how to revoke your proxy.

COST OF PROXY SOLICITATION

Arrow pays the cost of soliciting proxies. Arrow has retained D.F. King & Co., Inc. to assist in soliciting proxies at an anticipated cost of approximately $25,000, plus expenses. Arrow will supply soliciting materials to the brokers and other nominees holding Arrow common stock in a timely manner so that the brokers and other nominees may send the materials to each beneficial owner. Arrow will reimburse the brokers and other nominees for their expenses in so doing. In addition to this solicitation by mail, the Board, employees, and agents of the Company may solicit proxies in person, by electronic transmission, or by telephone.

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2022 ANNUAL
PROXY STATEMENT

PROPOSALS REQUIRING YOUR VOTE

PROPOSAL		BOARD’S VOTING RECOMMENDATION
1	Election of Directors of Arrow for the ensuing year	FOR Each Nominee

2	Ratification of the appointment of Ernst & Young LLP as Arrow’s independent registered public accounting firm for the fiscal year ending December 31, 2022	FOR

3	Advisory vote on named executive officer compensation	FOR

VOTING YOUR SHARES

Shareholders can vote online, by telephone, by completing and returning the proxy card, or by attending the Annual Meeting. The Notice and the proxy card have detailed instructions for voting, including voting deadlines.

Internet Visit the website noted on your proxy card to vote online.	Telephone Use the toll-free number on your proxy card to vote by telephone.	Mail Sign, date, and return your proxy card in the enclosed envelope to vote by mail.	In Person Cast your vote in person at the Annual Meeting.

Arrow’s Board recommends the approval of all proposals as being in the best interests of Arrow and urges you to read the Proxy Statement carefully before you vote. Your vote is important regardless of the number of shares you own.

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2022 ANNUAL
PROXY STATEMENT

CERTAIN SHAREHOLDERS

HOLDERS OF MORE THAN 5% OF COMMON STOCK

The following table sets forth certain information with respect to the only shareholders known to the Company to own beneficially more than 5% of the outstanding common stock of Arrow as of March 16, 2022.

Name and Address	Number of Shares	Percent of
of Beneficial Owner	Beneficially Owned	Class
BlackRock, Inc. (1)
55 East 52nd Street
New York, New York 10055	7,556,039	11.3%
The Vanguard Group (2)
100 Vanguard Boulevard
Malvern, Pennsylvania 19355	7,035,801	10.5%

(1)	Based upon a Schedule 13G filed with the SEC on January 27, 2022, BlackRock, Inc., a parent holding company, has sole voting power with respect to 6,732,744 shares and sole dispositive power with respect to all shares.
(2)	Based upon a Schedule 13G filed with the SEC on February 9, 2022, The Vanguard Group, a registered investment adviser, has sole voting power with respect to 0 shares, shared voting power with respect to 72,527 shares, shared dispositive power with respect to 159,991 shares, and sole dispositive power with respect to 6,875,810 shares.

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2022 ANNUAL
PROXY STATEMENT

SHAREHOLDINGS OF DIRECTORS AND EXECUTIVE OFFICERS

The following table shows, as of March 16, 2022, the beneficial ownership of the Company’s common stock for each director and director nominee, each of the “Named Executive Officers” (the Chief Executive Officer, the Chief Financial Officer, and each of the other three most highly compensated executive officers of the Company, referred to as “NEOs”), and all directors, director nominees, and executive officers as a group.

Shares of Common Stock Beneficially Owned
	Currently	Common	Acquirable	% of Outstanding
Name	Owned (1)	Stock Units (2)	within 60 Days	Common Stock
Michael J. Long	121,930	—	—	*
Barry W. Perry	—	72,011	—	*
William F. Austen	—	1,550	—	*
Fabian T. Garcia	—	—	—	*
Steven H. Gunby	—	13,027	—	*
Gail E. Hamilton	101	22,200	—	*
Richard S. Hill (3)	2,894	28,256	—	*
Andrew C. Kerin	—	24,249	—	*
Laurel J. Krzeminski	3,894	4,597	—	*
Carol P. Lowe	—	264	—	*
Stephen C. Patrick	—	56,992	—	*
Gerry P. Smith	—	1,008	—	*
Sean J. Kerins	108,172	—	—	*
Christopher D. Stansbury	6,926	—	—	*
Vincent P. Melvin	25,888	—	—	*
Gretchen K. Zech	40,951	—	—	*
Total Directors’ and Executive Officers’ Beneficial Ownership as a Group (22 individuals)	417,277	224,154	707	1.0%

*	Represents holdings of less than 1%.
(1)	Includes stock options granted under the Arrow Electronics, Inc. 2004 Omnibus Incentive Plan, as amended (“Omnibus Incentive Plan”) that are vested or will vest or become exercisable within 60 days of the March 16, 2022 record date, as well as shares owned independently.
(2)	Includes common stock units deferred by non-management directors and restricted stock units granted under the Omnibus Incentive Plan.
(3)	Mr. Hill will not be a nominee at the 2022 Annual Meeting of shareholders, and his term will expire on the date of that meeting, May 11, 2022.

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2022 ANNUAL
PROXY STATEMENT

PROXY STATEMENT HIGHLIGHTS

COMPANY OVERVIEW

Arrow is a global technology solutions and services provider. Arrow has one of the world’s broadest portfolios of product offerings available from leading electronic components and enterprise computing solutions suppliers, coupled with a range of services, solutions, and tools that help industrial and commercial customers introduce innovative products, reduce time to market, and enhance overall competitiveness.

Arrow believes that economic success comes from more than just financial growth. As technology’s benefits reach more people, so expands Arrow’s addressable market, promoting a healthy, cyclical economy.

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE OVERVIEW

At Arrow, doing good is good for business and our global community. We monitor and manage our environmental, social, and governance (“ESG”) opportunities and impacts and work closely with shareholders and other stakeholders to help create a better tomorrow and to assure the long-term sustainability of our company.

Arrow reduces environmental impact through responsible operations that include a focus on energy conservation, waste reduction, and minimizing emissions.

Arrow’s community investments help today’s innovators make life better through technology. We believe that our collaborative philanthropic endeavors engage customers and employees and contribute to the Company’s long-term value.

Arrow is powered by our people and talent growth is our mindset. We embrace inclusion and diversity as catalysts for innovation and provide equal opportunities for all. We believe our investment in talent and technology contributes to long-term value for our shareholders and creates a work environment that benefits every employee.

Arrow is committed to responsible corporate governance, which we believe promotes the long-term interests of our shareholders and strengthens board and management accountability.

Arrow continues to focus on expanding and elevating our oversight and management of ESG matters. The Board’s Corporate Governance Committee has direct oversight of, and is committed to, advancing our ESG policies and practices, as outlined in its committee charter. In February 2022, we enhanced management oversight of ESG matters by elevating Gretchen Zech to an expanded role as Senior Vice President, Chief Governance, Sustainability, and Human Resources Officer, demonstrating the Company’s commitment to executive-level leadership on ESG matters.

Arrow intends to continue to evolve and integrate ESG in operations and related disclosures. To demonstrate Arrow’s commitment to the importance of these efforts, quantitative performance objectives related to carbon emission reduction and diversity and equality-related measures will be a component of our executive annual cash incentive plan for 2022. We see this integration as a competitive advantage and means to address pressing current and future challenges. We share our ESG performance through reporting and leverage external guidance outlined by the Sustainability Accounting Standards Board (“SASB”) and the Task Force on Climate-related Financial Disclosures (“TCFD”).

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2022 ANNUAL
PROXY STATEMENT

inaugural ENVIRONMENTAL, SOCIAL, AND GOVERNANCE report

Arrow has shared annual updates on its social investments and impacts in its annual Proxy Statement since 2014. In the past year, we embarked on a company-wide effort to better communicate how we identify and address environmental, social, and governance challenges, opportunities, and impacts within our operations. The result of this effort is an integrated perspective of our ESG performance and goals for the coming year. We welcome you to take a look at this inaugural report and share your thoughts at ESG@arrow.com, which can help inform future disclosures.

Arrow’s 2021 ESG Report can be accessed at arrow.com/esg. The contents of this report and the website on which it is available are not incorporated by reference in this Proxy Statement or any other report or document Arrow files with the SEC.

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2022 ANNUAL
PROXY STATEMENT

Our Response to COVID-19

Arrow has remained resilient in these extraordinary times. That is due, in large part, to our focus on serving our customers and the communities where we work and live.

We continued to provide a safe work environment as the COVID-19 pandemic persisted during 2021. We aligned with and followed the guidance of the world’s leading health authorities, as well as related state and national government directives, while minimizing the impact of remote work on Arrow by providing tools for remote work and enhanced benefits where appropriate.

Some examples of Arrow’s efforts to protect our employees and support our community are listed below:

Protecting Our People	Supporting Our Community
>
Throughout our distribution facilities and offices, our teams continue to do business while aligning to guidance of the world’s leading health authorities and state and national governments. In addition to their guidance, Arrow took the following measures:
>
To protect the safety of our employees, customers, and suppliers, we implemented a COVID-19 vaccine mandate for our U.S. employees, with the exception of our light industrial population in our distribution facilities and employees with approved exemption requests
>
All employees in the distribution facilities are required to wear masks on-site at Arrow facilities
>
We offered a one-time incentive to all U.S. employees in our distribution facilities who became fully vaccinated against COVID-19 by a specified date
>
Where permitted by law, all U.S. new hires, including light industrial, are required to be fully vaccinated
>
Maintained procedures globally that limit visitors to our offices, distribution, programming, and integration centers until further notice and require visitors, contingent workers, and service providers visiting Arrow offices to be vaccinated against COVID-19
>
Provided online collaboration capabilities to help ensure effective communication within Arrow and with customers and suppliers when employees are working from home
>
Enhanced benefit programs where needed to best support employees across the globe

>
Joined with Hong Kong Science & Technology Park’s new Sensor Lab 2.0, a cleanroom for rapidly developing smart sensors for the expanding healthcare wearables and the IoT market
>
Supported the National Collegiate Inventors Competition, including prototyping an electronic home rapid test to detect COVID 19 developed by the University of Illinois that is 98% effective
>
Contributed to community food banks and shelter providers as food insecurity increased by 20% in the U.S.
>
Supported STEM and business education programs in Arrow communities as schools and after-school programs operated both remotely and in-person
>
Collaborated on a social distancing detection system using AI-powered cameras and models that extract insights related to density and distancing, which are available for review in real-time
>
Engineered hand-held multi-sensor devices that enable remote patient monitoring and diagnosis based on accurate medical examination and real-time diagnostics, detecting key vital signs and disease progression from a patient’s lips and fingertips

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2022 ANNUAL
PROXY STATEMENT

CORPORATE GOVERNANCE HIGHLIGHTs

Arrow believes that good corporate governance is critical to achieving long-term shareholder value. The following table highlights some of Arrow’s corporate governance practices and policies as of the date of this Proxy Statement:

●
Annual election of directors
●
All directors but one are independent
●
Lead independent director
●
Independent committees
●
Robust stock ownership guidelines
●
Ongoing succession planning for Chief Executive Officer (“CEO”), executives, and directors

●
Proxy access rights for shareholders
●
Annual board and committee self-assessments
●
Resignation policy for directors not receiving a majority vote
●
Active shareholder engagements
●
Clawback Policy
●
Worldwide Code of Business Conduct and Ethics, applicable to all directors, executive officers, and employees

COmmitment to board diversity

The Arrow Board prioritizes diversity in its recruitment of directors and has retained a recruitment firm to assist the Board in actively recruiting and evaluating potential diverse Board candidates. Arrow is committed to building a Board that consists of the optimal mix of skills, experience, expertise, and diversity capable of effectively overseeing the business strategy and risk management. Arrow’s  Board consists of highly engaged, independent, and diverse directors that are actively involved in strategic, risk, and management oversight. Consistent with that effort, in 2021, Arrow welcomed Mr. Garcia, who brings ethnic diversity to the Board, and Ms. Lowe, who enhances the Board’s gender diversity.

Board Refreshment

The Board believes the fresh perspectives brought by newer directors are critical to a forward-looking and strategic Board when appropriately balanced with the deep understanding of Arrow’s business provided by longer-serving directors. Accordingly, Arrow has maintained a deliberate mix of new and tenured directors on the Board, and the Corporate Governance Committee is focused on ensuring the mix of tenures, backgrounds, skills, and perspectives is optimal for Arrow. Since 2019, Arrow has added four new directors with different backgrounds and experiences to enhance further the oversight of Arrow’s strategic goals and initiatives and contribute to the development and expansion of the Board’s knowledge and capabilities.

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2022 ANNUAL
PROXY STATEMENT

Snapshot of Director Nominees

Below is a snapshot of the expected composition of Arrow’s Board immediately following the 2022 Annual Meeting scheduled for May 11, 2022, assuming the election of the 11 nominees named in this Proxy Statement. One of our current directors, Mr. Hill, is not a nominee for re-election at the Annual Meeting. The slate of eleven director nominees set forth in this Proxy Statement includes three female nominees and one ethnically diverse nominee.

Skill/Experience	Nominees
CEO Experience	7
Risk Management Experience	6
Global Operations Experience	10
Legal and Regulatory Oversight Experience	3
Technology Experience	5
Crisis Management Experience	5
Strategy and M&A Experience	10
Corporate Governance Experience	9
Information Security Experience	4
Human Capital Experience	7
ESG Experience	9

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2022 ANNUAL
PROXY STATEMENT

PROPOSAL 1: ELECTION OF DIRECTORS

THE BOARD RECOMMENDS A VOTE “FOR” ALL OF THE NOMINEES NAMED BELOW.

Each nominee for election as a member of the Board is to be elected to hold office until the next Annual Meeting.

All nominees identified below are current members of the Board. They have been recommended for re-election to the Board by the Corporate Governance Committee and approved and nominated for re-election by the Board. In accordance with the Company’s amended corporate bylaws (“Bylaws”), the eleven nominees receiving a plurality of votes cast at the Annual Meeting will be elected directors, subject to the Director Resignation Policy described below.

An uncontested election of directors is not considered “routine” under the New York Stock Exchange rules. As a result, if a shareholder holds shares in “street name” through a broker or other nominee, the broker or nominee is not permitted to exercise voting discretion with respect to this proposal. For this reason, if you do not give your broker or nominee specific instructions, your shares will not be voted on this proposal. If you vote to “abstain,” your shares will be counted as present at the meeting, and your abstention will have the effect of a vote against the proposal.

BOARD MEMBERSHIP REQUIREMENTS

In accordance with the Company’s Corporate Governance Guidelines, members of the Board should have the following skills and abilities:

>	the education, business experience, and current insight necessary to understand the Company’s business;
>	the ability to evaluate and oversee direction, performance, and guidance for the success of the Company;
>	the ability to represent the interests of the Company’s shareholders, while being attuned to the needs of the Company’s employees, the community in which it operates, and other stakeholders, as such needs can also impact long-term shareholder value;
>	independence and strength of conviction coupled with the ability to leave behind personal prejudice so as to be open to different points of view;
>	the willingness and ability to appraise the performance of executive management objectively and constructively and, when necessary, recommend appropriate changes; and
>	all other criteria established by the Board from time to time, including functional skills, corporate leadership, diversity, international experience, or other attributes which will contribute to the development and expansion of the Board’s knowledge and capabilities.

BOARD NOMINATIONS AND SUCCESSION

During the course of the year, the Corporate Governance Committee discusses Board succession and evaluates potential candidates. The Corporate Governance Committee has retained a third party to assist in identifying potential nominees.

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2022 ANNUAL
PROXY STATEMENT

The Company’s annual process involves assessments at the Board, Board committee, and individual director levels. This process assists the Board in determining who it should nominate to stand for election. In addition, the Corporate Governance Committee continually evaluates potential new candidates for Board membership which is taken into account when it recommends nominees for election.

The Corporate Governance Committee considers a number of different factors in evaluating potential candidates for board membership, including:

>	diversity-enhancing qualities – age, gender, geographical, and ethnic/racial backgrounds;
>	core attributes – independence, high integrity and ethical standards, public company service, understanding or experience with complex public companies or like organizations, and ability to work collegially and collaboratively with other directors and management; and
>	skills – financial literacy, industry experience, operational management experience, senior executive experience, and additional expertise that may be important for the Company’s strategies.

The Corporate Governance Committee has a process for identifying and evaluating potential nominees recommended by shareholders, whereby such candidates are evaluated in the same manner as other candidates.

In 2021, the Company welcomed two new directors to the Board, Ms. Lowe and Mr. Garcia. These directors were identified by an outside recruitment firm and recommended for nomination in accordance with the Company’s Corporate Governance Guidelines.

DIVERSITY

Whenever the Corporate Governance Committee evaluates a potential candidate for board membership, it considers that individual in the context of the composition of the Board as a whole. While the Company does not have a formal diversity policy, the Board believes that its membership should reflect diversity in its broadest sense, to include, among other factors, gender and race/ethnicity. Consistent with that philosophy, the Board has taken measures to diversify its makeup:

>	All but one of the Company’s director nominees (i.e., Mr. Long) are independent, and they have a broad range of experience in varying fields, including software development and sales, business strategy consulting, hospitality services, consumer products, electronics and computer hardware manufacturing and distribution, business services, and construction.
>	Immediately following the 2022 Annual Meeting scheduled for May 11, 2022, assuming the election of the 11 nominees named in the Proxy Statement:
>	27% of the Board will be women, and
>	9% of the Board will come from a diverse racial/ethnic background.
>	A majority of the Company’s directors hold or have held directorships at other U.S. public companies.
>	Six of the director nominees, in addition to the Company’s Chairman and CEO, have served as chief executive officers, and all have demonstrated superb leadership, intellectual, and analytical skills gained from deep experience in management, finance, and corporate governance.
>	The Board has retained a recruitment firm to assist the Corporate Governance Committee in actively identifying and evaluating potential diverse Board candidates and sets clear expectations that candidate slates should include women and candidates of underrepresented race/ethnicity in addition to other diverse characteristics, which both supplement and complement the existing Board.

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2022 ANNUAL
PROXY STATEMENT

Based on each nominee’s experience, attributes, and skills, which exemplify the sought-after characteristics described above, the Corporate Governance Committee has concluded that each nominee possesses the appropriate qualifications to serve as a director of the Company.

Independent Director Committees: Compensation	Barry W. Perry	Age: 75 Director Since: 1999
CAREER HIGHLIGHTS

Lead Director of the Company since 2011

Englehard Corporation

●
Chief Executive Officer and Chairman of the Board of Engelhard Corporation, a surface and materials science company, from 2001 to his retirement in 2006.

Albemarle Corporation and Ashland Global Holdings Inc.

●
A director of Albemarle Corporation (a public company) from 2010 to 2018, and Ashland Global Holdings Inc. (a public company) from 2007 to 2019.

REASONS FOR NOMINATION

While he was Chief Executive Officer of Engelhard Corporation, Mr. Perry established the company’s vision and strategy, selected key management personnel, and evaluated the risks of participating in various markets. Further, his experience as a director of a number of public multinational companies provides him with the skills to objectively and accurately evaluate the financial performance and corporate strategies of a large company.

CURRENT PUBLIC COMPANY DIRECTORSHIPS (OTHER THAN ARROW)

●None

Independent Director Committees: Audit	William F. Austen	Age: 63 Director Since: 2020
CAREER HIGHLIGHTS

Bemis Company, Inc.

●
President and CEO since 2014.
●
A director until Bemis was acquired by Amcor Limited in 2019.
●
Executive Vice President and Chief Operating Officer from 2013 to 2014.
●
Group President from 2012 through 2013.
●
Vice President of Operations from 2004 to 2012.

Morgan Adhesives Company

●
President and Chief Executive Officer from 2000 to 2004.

General Electric Company

●
Various positions from 1980 until 2000.

Tennant Company

●
A director since 2007 (a public company).

Arconic Corporation

●
A director since 2020 (a public company).

REASONS FOR NOMINATION

As President and CEO of Bemis, Mr. Austen gained expertise in global manufacturing and operations, together with experience in international mergers and acquisitions and business integration. The Board believes that Mr. Austen’s experience with building high-performance, cross-functional teams coupled with his engineering background make him particularly valuable in guiding strategy for the Company’s engineering services.

CURRENT PUBLIC COMPANY DIRECTORSHIPS (OTHER THAN ARROW)

●Tennant Company
●Arconic Corporation

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2022 ANNUAL
PROXY STATEMENT

Independent Director Committees: Corporate Governance	Fabian T. Garcia	Age: 62 Director Since: 2021
CAREER HIGHLIGHTS

Unilever

●
President, Personal Care and member of the Unilever Leadership Executive since 2022.
●
President, Unilever North America and member of the Unilever Leadership Executive since 2020.

Revlon, Inc.

●
President and Chief Executive Officer from 2016 to 2018.

Colgate-Palmolive Company

●
Various positions from 2003 to 2016, beginning as President, Asia Pacific & Greater Asia Division, continuing as President, Latin America & Global Sustainability, and culminating as Chief Operating Officer, Global Innovation and Growth.

The Timberland Company

●
SVP, International Relations, 2002-2003.

Chanel

●
President, APAC, Member of the Executive Committee, 1996-2001.

Proctor & Gamble

●
Various positions in the U.S., Japan, Taiwan, Venezuela, and Colombia, 1980-1994.

Kimberly-Clark

●
Director, 2011-2019.

REASONS FOR NOMINATION

Mr. Garcia is a global business leader with a strong track record and deep experience, including tenure as a public company CEO, with a keen understanding of global business strategy, international innovation and growth, geopolitical sensitivities, and financial, operational and strategic leadership skills.  The Board believes that Mr. Garcia’s diverse background and global experience are especially valuable in guiding the Company’s international strategy and fostering sustainable business practices and an inclusive corporate culture.

CURRENT PUBLIC COMPANY DIRECTORSHIPS (OTHER THAN ARROW)

●None

Independent Director Committees: Audit & Compensation	Steven H. Gunby	Age: 64 Director Since: 2017
CAREER HIGHLIGHTS

FTI Consulting, Inc. (“FTI”)

●
President, Chief Executive Officer, and a director (a public company) since 2014.

The Boston Consulting Group (“BCG”)

●
Global Leader of Transformation from 2010 to 2014.
●
Senior Partner and Chairman, North and South America from 2003 to 2009.
●
Held other major managerial roles in his capacity as a Senior Partner and Managing Director, such as serving as a member of BCG’s Executive Committee.

REASONS FOR NOMINATION

At FTI, Mr. Gunby’s focus has been turning FTI into a vibrant, profitable growth engine, through operational changes, changes in strategy, and significant changes in culture and leadership. At BCG, Mr. Gunby also focused on transformative growth, helping move the Americas operation from a period of flat headcount growth and diminished profitability to double-digit headcount and revenue growth, and substantially higher profit growth. The Board believes that Mr. Gunby’s experience as a President and CEO of an international consulting firm, which includes extensive human capital management experience, and his proven record of accomplishments make him a valuable member of the Board.

CURRENT PUBLIC COMPANY DIRECTORSHIPS (OTHER THAN ARROW)

●FTI Consulting, Inc.

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2022 ANNUAL
PROXY STATEMENT

Independent Director Committees: Audit & Corporate Governance	Gail E. Hamilton	Age: 72 Director Since: 2008
CAREER HIGHLIGHTS

Symantec Corporation (“Symantec”)

●
Executive Vice President from 2000 to 2005.

Compaq Computer Corporation

●
Vice President and General Manager of the Communications Division from 1997 to 2000.

Hewlett-Packard Company

●
General Manager of the Telecom Platform Division from 1996 to 1997.

OpenText Corporation

●
A director (a public company) since 2006.

Ixia (acquired by Keysight Technologies in 2017)

●
A director (a public company) from 2005 to 2017.

Westmoreland Coal Company

●
A director (a public company) from 2011 to 2019.

REASONS FOR NOMINATION

Ms. Hamilton was responsible for designing, manufacturing, and selling electronic systems for more than 20 years. While at Symantec, Ms. Hamilton oversaw the profit and loss and operations of the enterprise and consumer business. In that role, she was also responsible for business planning and helped steer the company through an aggressive acquisition strategy. The Board believes Ms. Hamilton’s experience at Symantec, a leading software company, makes her particularly valuable in providing guidance to Arrow’s Enterprise Computing Solutions business with regard to its direction and strategy.

CURRENT PUBLIC COMPANY DIRECTORSHIPS (OTHER THAN ARROW)

●Open Text Corporation

Independent Director Committees: Corporate Governance	Andrew C. Kerin	Age: 58 Director Since: 2010
CAREER HIGHLIGHTS
Towne Park ● Chief Executive Officer since 2017. The Brickman Group, Ltd. ● Chief Executive Officer and a director from 2012 until 2016.

Aramark Corporation

●
Executive Vice President and Group President, Global Food, Hospitality and Facility Services from 2009 to 2012.
●
Executive Vice President and Group President, North America Food from 2006 to 2009.
●
Elected as an executive officer as Senior Vice President in 2004.
●
President, Aramark Healthcare and Education from 1995 to 2004.
●
A number of management roles within Aramark Corporation. Under his leadership were all of Aramark’s food, hospitality, and facilities businesses, including the management of professional services in healthcare institutions, universities, schools, business locations, entertainment, and sports venues, correctional facilities, and hospitality venues.

REASONS FOR NOMINATION

Mr. Kerin brings over 30 years of experience leading business service companies and building service teams across the globe. Mr. Kerin’s deep operational and strategic expertise in the service industry as the CEO of Towne Park and formerly at the Brickman Group, along with his more than 17-year career with Aramark, makes him a valuable asset to the Company’s board, particularly as the Company continues to build its services businesses.

CURRENT PUBLIC COMPANY DIRECTORSHIPS (OTHER THAN ARROW)

●None

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2022 ANNUAL
PROXY STATEMENT

Independent Director Committees: Audit	Laurel J. Krzeminski	Age: 67 Director Since: 2018
CAREER HIGHLIGHTS

Granite Construction Incorporated

●
Executive Vice President and Chief Financial Officer from 2015 until 2018.
●
Senior Vice President and Chief Financial Officer from 2013 to 2015.
●
Vice President and Chief Financial Officer from 2010 to 2013.
●
Vice President and Corporate Controller from 2008 to 2010.

Gillette Company (merged into Procter & Gamble (“P&G”))

●
Several corporate and operational finance positions that included Finance Director for the North American business units of P&G’s subsidiaries, Duracell and Braun from 1995 to 2007.

Terracon

●
A director (a private company) since 2017.

Limbach Holdings, Inc.

●
A director (a public company) since 2018.

REASONS FOR NOMINATION

Ms. Krzeminski’s experience as the chief financial officer of a listed company, as well as her in-depth knowledge and understanding of generally accepted accounting principles, experience in preparing, auditing, and analyzing financial statements, understanding of internal controls over financial reporting, and her understanding of audit committee functions, are highly valued qualities as a director. Ms. Krzeminski is considered an “audit committee financial expert” as the term is defined in Item 407(d) of Regulation S-K.

CURRENT PUBLIC COMPANY DIRECTORSHIPS (OTHER THAN ARROW)

●Limbach Holdings, Inc.

Chairman, President, and Chief Executive Officer	Michael J. Long	Age: 63 Director Since: 2008
CAREER HIGHLIGHTS

Arrow Electronics, Inc.

●
Chairman of the Board since 2010.
●
Chief Executive Officer and President since 2009.
●
President and Chief Operating Officer of Arrow from 2008 to 2009.
●
Senior Vice President from 2006 to 2008, and, prior thereto, Vice President for more than five years.

Arrow Global Components

●
President since 2006.

Arrow Enterprise Computing Solutions

●
President, North America and Asia/Pacific Components in 2006.
●
President, North America in 2005.
●
President and Chief Operating Officer from 1999 to 2005.

AmerisourceBergen Corporation

●
A director (a public company) since 2006.

UCHealth

●
A director (a nonprofit company) since 2019.

REASONS FOR NOMINATION

As a result of his numerous years in leadership roles at the Company and in the distribution industry, Mr. Long understands the competitive nature of the business and has an in-depth knowledge of the Company, a strong management background, and broad executive experience.

CURRENT PUBLIC COMPANY DIRECTORSHIPS (OTHER THAN ARROW)

●AmerisourceBergen Corporation

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2022 ANNUAL
PROXY STATEMENT

Independent Director Committees: Audit	Carol P. Lowe	Age: 56 Director Since: 2021
CAREER HIGHLIGHTS

FLIR Systems, Inc.

●
Executive Vice President and Chief Financial Officer, 2017-2021.

Sealed Air Corporation

●
Senior Vice President and Chief Financial Officer, 2011-2017.

Carlisle Companies Incorporated

●
Various positions from 2002 to 2011, including President, Trail King Industries; President, Carlisle Food Service Company, and VP & CFO.

TCW Special Purpose Acquisition Corporate

●
Director (a public company) since 2021.

EMCOR Group, Inc.

●
Director (a public company) since 2017.

Other

●
Current director of Novolex (a private company)
●
Member of the Board of Visitors and Finance Committee, Fuqua School of Business.

REASONS FOR NOMINATION

Ms. Lowe has valuable experience and a depth of knowledge in many aspects of finance, as well as business services, strategic planning, business development, and information technology. The Board believes that her record of instilling knowledge-based, performance-driven cultures throughout her career enables her to provide insightful contributions to the Company. Ms. Lowe is considered an “audit committee financial expert” as the term is defined in Item 407(d) of Regulation S-K.

CURRENT PUBLIC COMPANY DIRECTORSHIPS (OTHER THAN ARROW)

●TCW Special Purpose Acquisition Corporation
●EMCOR Group, Inc.

Independent Director Committees: Audit & Corporate Governance	Stephen C. Patrick	Age: 72 Director Since: 2003
CAREER HIGHLIGHTS

Colgate-Palmolive Company

●
Vice Chairman in 2011 until his retirement that year.
●
Chief Financial Officer for approximately 14 years.
●
In his more than 25 years at Colgate-Palmolive, he held positions as Vice President, Corporate Controller, and Vice President of Finance for Colgate Latin America.
Alternative Packing Solutions ● Director (a private company) since 2016. ABC Company ● Director (a private company) since 2015.

REASONS FOR NOMINATION

Mr. Patrick’s experience and education make him an expert in financial matters. As the Chief Financial Officer of a successful public company, Mr. Patrick was responsible for assuring that all day-to-day financial transactions were accurately recorded, processed, and reported in all public filings. All of this requires a thorough understanding of finance, treasury, and risk management functions. In addition to his extensive financial expertise, Mr. Patrick brings to the Board executive leadership experience as a chief financial officer of a large multinational company. Mr. Patrick is considered an “audit committee financial expert” as the term is defined in Item 407(d) of Regulation S-K.

CURRENT PUBLIC COMPANY DIRECTORSHIPS (OTHER THAN ARROW)

●None

17

2022 ANNUAL
PROXY STATEMENT

Independent Director Committees: Corporate Governance	Gerry P. Smith	Age: 58 Director Since: 2020
CAREER HIGHLIGHTS

ODP Corp

●
Chief Executive Officer and director since 2017.

Lenovo Group Limited

●
Executive Vice President and Chief Operating Officer from 2016 to 2017.
●
Executive Vice President and President of Data Center Group in 2016.
●
Chief Operating Officer of the Personal Computing Group and Enterprise Business Group from 2015 to 2016.
●
President of the Americas from 2013 to 2015.

Lenovo Group Limited (continued)

●
President, North America and Senior Vice President, Global Operations from 2012 to 2013.
●
Senior Vice President of Global Supply Chain from 2006 to 2012.

Dell Inc.

●
Served in a number of roles from 1994 to 2006.

REASONS FOR NOMINATION

Mr. Smith has industry-specific strategic, operational, and managerial expertise gained through a more than 25-year career with Lenovo and Dell. Additionally, Mr. Smith’s expertise in positioning companies for future growth and success, extensive leadership experience, and strong track record in increasing operating profit and managing complex integrations for corporations are valuable qualifications on the Board.

CURRENT PUBLIC COMPANY DIRECTORSHIPS (OTHER THAN ARROW)

●ODP Corp.

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2022 ANNUAL
PROXY STATEMENT

DIRECTOR RESIGNATION POLICY

The Board has adopted a Director Resignation Policy, which provides that in an uncontested election any director nominee that receives a greater number of votes “WITHHELD” from his or her election than votes “FOR” his or her election must tender a letter of resignation to the Board within five days of the certification of the shareholder vote. The Corporate Governance Committee must then consider whether to accept or reject the director’s resignation and make a recommendation to the Board. The Board will then consider the resignation within 90 days following the date of the shareholders’ meeting at which the election occurred and then shall publicly disclose its decision. A director whose resignation is under consideration may not participate in any deliberation regarding his or her resignation. The Director Resignation Policy can be found under “Governance Documents” at the “Leadership & Governance” sub-link of the Investors drop-down menu on investor.arrow.com.

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2022 ANNUAL
PROXY STATEMENT

THE BOARD AND ITS COMMITTEES

The Board meets in general sessions with the Chairman of the Board presiding, in meetings limited to non- management directors (which are presided over by the Lead Director), and in various committees. Committee meetings are open to all members of the Board.

Committee memberships and chair assignments are reviewed no less than annually by the Corporate Governance Committee, which makes appointment and chair recommendations to the Board.

The table below reflects current committee memberships as of the date of this Proxy Statement.

Committee
Name	Independent	Audit	Compensation	Corporate Governance
Barry W. Perry	X		M
William F. Austen	X	M
Fabian T. Garcia (1)	X			M
Steven H. Gunby	X	M	C
Gail E. Hamilton	X	M		M
Richard S. Hill (2)	X		M	M
Andrew C. Kerin	X			C
Laurel J. Krzeminski	X	M
Michael J. Long
Carol P. Lowe (3)	X	M
Stephen C. Patrick	X	C		M
Gerry P. Smith	X			M

C= Chair M= Member

(1)	Mr. Garcia joined the Board and was appointed to the Corporate Governance Committee on June 1, 2021.
(2)	Mr. Hill is not nominated for re-election at the Annual Meeting to be held on May 11, 2022.
(3)	Ms. Lowe joined the Board and was appointed to the Audit Committee on September 15, 2021.

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2022 ANNUAL
PROXY STATEMENT

CHIEF EXECUTIVE OFFICER AND CHAIRMAN POSITIONS

The Company’s CEO currently serves as Chairman of the Board. In his position as CEO, Mr. Long has primary responsibility for the Company’s day-to-day operations and provides consistent leadership on the Company’s key strategic objectives. In his role as the Board Chair, he sets the strategic priorities for the Board, presides over its meetings, and communicates the Board’s findings and guidance to management. The Board believes that the combination of these two roles is the most appropriate structure for the Company at this time because: (i) this structure provides more consistent communication and coordination throughout the organization, which results in a more effective and efficient implementation of corporate strategy; (ii) it unifies the Company’s strategy behind a single vision; (iii) the CEO is the most knowledgeable member of the Board regarding risks the Company may be facing and, in his role as Chairman, is able to facilitate the Board’s oversight of such risks; (iv) the structure has a long-standing history of serving the Company’s shareholders well through many economic cycles, business challenges, and succession of multiple leaders; (v) the Company’s current corporate governance processes, including those set forth in the various Board committee charters and corporate governance guidelines, preserve and foster independent communication amongst non-management directors as well as independent evaluations of and discussions with the Company’s senior management, including the Company’s CEO; and (vi) the role of the Lead Director, which fosters better communication among non-management directors, fortifies the Company’s corporate governance practices, making the separation of the positions of Chairman of the Board and CEO unnecessary at this time.

LEAD DIRECTOR

In accordance with the Company’s Corporate Governance Guidelines, the Board has appointed Mr. Perry to serve as the Lead Director. The Lead Director chairs Board meetings when the Chairman is not present. He also chairs the sessions of the non-management directors held in connection with each regularly scheduled Board meeting. The Lead Director serves as a liaison between the Chairman and the independent, non-management directors, and reviews and approves Board agendas and meeting schedules. The Lead Director has the authority to call meetings of the non-management directors. Additionally, as a matter of practice, the Board holds executive sessions chaired by the Lead Director at each in-person Board meeting.

COMMITTEES

Each of the committees of the Board operates under a charter, copies of which are available under “Governance Documents” at the “Leadership & Governance” sub-link of the Investors drop-down menu on investor.arrow.com.

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2022 ANNUAL
PROXY STATEMENT

Audit Committee

Members	Responsibilities
Stephen C. Patrick, Chair William F. Austen Steven H. Gunby Gail E. Hamilton Laurel J. Krzeminski Carol P. Lowe
>
reviews and evaluates Arrow’s financial reporting process and other matters, including its accounting policies, reporting practices, and internal accounting controls
>
reviews Arrow’s sustainability disclosures, including relevant environmental, social, and governance metrics
>
oversees Arrow’s data privacy and cybersecurity programs
>
monitors the scope and reviews the results of the audit conducted by Arrow’s independent registered public accounting firm
>
exercises oversight of related person transactions
>
oversees Arrow’s ethics and compliance program and reporting
>
reviews the following with the Corporate Audit Department (which reports to the Audit Committee) and management:
>
the scope of the annual corporate audit plan;
>
the results of the audits carried out by the Corporate Audit Department, including its assessments of the adequacy and effectiveness of disclosure controls and procedures, and internal control over financial reporting; and
>
the sufficiency of the Corporate Audit Department’s resources.

The Board has determined that Ms. Krzeminski, Ms. Lowe, and Mr. Patrick are qualified as “audit committee financial experts,” as the term is defined in Item 407(d) of Regulation S-K. Ms. M.F.  (Fran) Keeth served on the Audit Committee for a portion of 2021, until departing from the Board on June 1, 2021.

Compensation Committee

Members	Responsibilities
Steven H. Gunby, Chair Richard S. Hill Barry W. Perry
>
develops and reviews Arrow’s executive compensation philosophy
>
implements compensation philosophy through compensation programs and plans to further Arrow’s strategy, drive long-term profit growth, and increase shareholder value
>
reviews and approves the corporate goals and objectives relevant to executive compensation
>
subject to review and ratification by all non-management Board members, reviews and approves the base salary, annual cash incentives, performance and stock-based awards, retirement, and other benefits for the Company’s  executives
>
reviews the performance of each of the NEOs and the Company as a whole
>
oversees the development, implementation, effectiveness, and disclosure of Arrow’s practices and strategies relating to human capital management

22

2022 ANNUAL
PROXY STATEMENT

The Compensation Committee may delegate authority from time to time to a subcommittee of one or more members of the Compensation Committee or to the CEO, if and when the Committee deems appropriate and in accordance with applicable rules and regulations. In 2021, the Compensation Committee directly engaged Pearl Meyer & Partners (“Pearl Meyer”) as a consultant to examine and report to the Compensation Committee on best practices in the alignment of compensation programs for the CEO and other members of senior management by providing competitive benchmarking data, analyses, and recommendations with regard to plan design and target compensation. In addition, Pearl Meyer provides guidance to the Corporate Governance Committee regarding non-management director compensation. Pearl Meyer does not provide any other services to the Company. These services have not raised any conflicts of interest.

Corporate Governance Committee

Members	Responsibilities
Andrew C. Kerin, Chair Fabian T. Garcia Gail E. Hamilton Richard S. Hill Stephen C. Patrick Gerry P. Smith
>
develops the corporate governance guidelines for Arrow
>
makes recommendations with respect to committee assignments and other governance issues
>
evaluates each director before recommending nominees for election to the Board
>
reviews and makes recommendations to the Board regarding the compensation of non-management directors
>
identifies and recommends new candidates for nomination to fill existing or expected director vacancies
>
reviews and assesses the adequacy of Arrow’s code of business conduct and ethics
>
oversees Arrow’s policies and practices relating to environmental, social, and governance matters to the extent not specifically delegated to other committees

The Corporate Governance Committee considers shareholder recommendations of nominees for membership on the Board as well as those recommended by current directors, officers, employees, and others. Such recommendations may be submitted to Arrow’s Corporate Secretary, Carine L. Jean-Claude, at Arrow Electronics, Inc., 9201 East Dry Creek Road, Centennial, Colorado 80112, who will forward them to the Corporate Governance Committee. Possible candidates suggested by shareholders are evaluated by the Corporate Governance Committee in the same manner as other candidates.

The Corporate Governance Committee has retained the services of a third-party executive recruitment firm to assist its members in the identification and evaluation of potential nominees for the Board. The Corporate Governance Committee’s initial review of a potential candidate is typically based on any written materials provided and then determines whether to interview the nominee. If warranted, the Corporate Governance Committee, the Chairman of the Board and CEO, the Lead Director, and others, as appropriate, interview the potential nominees.

The Corporate Governance Committee’s expectations as to the specific qualities and skills required for directors, including those nominated by shareholders, are set forth in Arrow’s Corporate Governance Guidelines (available under “Governance Documents” at the “Leadership & Governance” sub-link of the Investors drop-down menu on investor.arrow.com).

23

2022 ANNUAL
PROXY STATEMENT

SUCCESSION PLANNING

The Board takes a proactive approach toward succession planning and talent management. The independent directors meet multiple times a year in executive sessions to evaluate succession planning for the CEO. The Board also reviews the annual performance of each member of the senior management team as well as succession planning for these executive roles with the CEO. Additionally, the CEO provides meaningful in- person opportunities for the Board to interact with key members of management beyond the Company’s executive officers on no less than a quarterly basis. The Board has a confidential plan to address any unexpected short-term absence of the CEO and other executives.

The Board considers diversity as an important factor in the Company’s succession plans and supports management’s efforts to enhance all aspects of diversity throughout the Company. As of January 1, 2022, forty percent of the Company’s Executive Officers were diverse based on gender and race/ethnicity.

ENTERPRISE RISK MANAGEMENT

The role of the Board and its committees is to promote the best interests of the Company and its shareholders by overseeing the management of Arrow’s business, assets, and affairs, which includes oversight of ESG matters, including human capital management, data privacy, and cybersecurity risks, as well as risks posed by events such as the COVID-19 pandemic. Management is responsible for the day-to-day analysis and review of the risks facing the Company, including timely identification of risks (including by a company-wide enterprise risk management survey) and risk controls related to significant business activities, and development of programs and recommendations to determine the sufficiency of risk identification, the balance of potential risk to potential reward, and the appropriate manner in which to control risk. Arrow’s CEO has the ultimate management authority for enterprise risk management, including responsibility for capability development, risk identification and assessment, and policies and governance, as well as strategies and actions to address enterprise risk. Management provides the Board and appropriate committees of the Board regular briefing and information sessions on the significant risks that the Company faces and how the Company seeks to control those risks when appropriate. Risk oversight in certain areas is the responsibility of a Board committee, such as the Audit Committee’s oversight of issues related to internal controls over financial reporting and regulatory compliance as well as the Company’s data privacy and cybersecurity; the Corporate Governance Committee’s oversight of the Board’s succession planning and governance; and the Compensation Committee’s oversight of risks related to compensation programs and strategies relating to human capital management.

COMPENSATION RISK ANALYSIS

The Company believes that its executive compensation program reflects an appropriate mix of compensation elements and balances current and long-term performance objectives, cash and equity compensation, and risks and rewards associated with executive roles. The following features of the Company’s executive incentive compensation program illustrate this point:

>	performance goals and objectives reflect a balanced mix of performance measures to avoid excessive weight on a certain goal or performance measure;
>	annual and long-term incentives provide a defined range of payout opportunities (ranging from 0% to 170% of target for annual cash incentives for the NEOs and 0% to 185% for long-term incentives);
>	total direct compensation (“TDC”) levels are heavily weighted on long-term, equity-based incentive awards that vest over a number of years;
>	equity incentive awards that vest over a number of years are granted annually so executives always have unvested awards that could decrease significantly in value if the business is not managed for the long-term;
>	the Company has executive stock ownership guidelines so that the component of an executive’s personal wealth that is derived from compensation from the Company is tied to the long-term success of the Company; and

24

2022 ANNUAL
PROXY STATEMENT

>	the Compensation Committee retains negative discretion to adjust compensation based on the quality of Company and individual performance and adherence to the Company’s ethics and compliance programs, among other things.

Based on the above combination of program features, the Company believes that: (i) its executives are encouraged to manage the Company prudently; and (ii) its incentive programs are not designed in a manner that encourages executives to take risks that are inconsistent with the Company’s best interests.

Further, at the Compensation Committee’s request, Pearl Meyer annually assesses the risks associated with the Company’s short-term and long-term incentive programs, the results of which are discussed by the Compensation Committee. In 2021, the Compensation Committee concluded that the overall design of the Company’s compensation programs maintained an appropriate level of risk. Pearl Meyer did not recommend any plan design changes to further mitigate risk exposure.

It is the Company’s opinion that its compensation policies and practices for all employees do not create risks that could have a material adverse effect on the Company. The Company delivers to its entire employee base in the aggregate, most of its compensation in the form of base salary, with smaller portions delivered in the form of cash incentives and long-term incentives. The Company’s cash incentive compensation plans, which represent the primary variable component of compensation, have been designed to drive the performance of employees working in management, sales, and sales-related roles. These plans are typically tied to the achievement of sales/financial goals that include maximums designed to prevent “windfall” payouts.

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE OVERSIGHT

The Corporate Governance Committee is tasked with responsibility for overseeing the Company’s policies and practices relating to ESG matters to the extent not specifically delegated to other committees. The Compensation Committee is tasked with responsibility for overseeing the development, implementation, and effectiveness of the Company’s practices, policies, and strategies relating to human capital management as they relate to the Company’s workforce generally, including but not limited to policies and strategies regarding recruiting, selection, talent development and progression, corporate culture, and diversity and inclusion. The Compensation Committee is also tasked with responsibility for reviewing the Company’s disclosures with respect to human capital management.

In February 2022, we enhanced management oversight of ESG matters by elevating Gretchen Zech to an expanded role as Senior Vice President, Chief Governance, Sustainability, and Human Resources Officer, demonstrating the Company’s commitment to executive-level leadership on ESG matters.

Our ESG Governance Structure

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2022 ANNUAL
PROXY STATEMENT

INFORMATION SECURITY, PRIVACY, AND COMPLIANCE OVERSIGHT

The Audit Committee is tasked with responsibility for overseeing the Company’s data privacy and cybersecurity programs as well as the Company’s ethics and compliance programs, reviewing the effectiveness of these programs, and discussing with management any identified improvements in the programs.

BOARD AND COMMITTEE ASSESSMENTS

In accordance with the Company’s Corporate Governance Guidelines, the Board assesses its processes and performance at least annually. During this assessment, the directors evaluate the Board’s contribution and review areas where the Board and/or management believe a better contribution could be made. If desired by any director, the independent directors will meet in executive session to discuss Board processes and performance without the Chief Executive Officer or any other management directors in attendance. The Corporate Governance Committee oversees the Board’s self-assessment process. Pursuant to the Company’s Corporate Governance Guidelines and the committee charters, the Audit Committee, Corporate Governance Committee, and Compensation Committee each conduct an annual performance evaluation of their respective committees.

INDEPENDENCE

The Company’s Corporate Governance Guidelines state that the Board should consist primarily of independent, non-management directors. For a director to be considered independent under the guidelines, the Board must determine that the director does not have any direct or indirect material relationships with the Company. Further, the Board determines whether any director is involved in any activity or interest that conflicts with or might appear to conflict with his or her fiduciary duties. A director must also meet the independence standards in the New York Stock Exchange listing rules, which the Board has adopted as its standard, as set forth in Arrow’s Corporate Governance Guidelines (available under “Governance Documents” at the “Leadership & Governance” sub-link of the Investors drop-down menu on investor.arrow.com).

The Board evaluated the independence of each current director, each person who served as a director at any time during 2021, and each director nominee, and has determined that all such persons, other than Mr. Long, satisfy both the New York Stock Exchange’s independence requirements and the Company’s guidelines. Mr. Long was determined not to be independent by virtue of his employment with the Company.

As required by the Company’s Corporate Governance Guidelines and the New York Stock Exchange’s listing rules, all members of the Audit, Compensation, and Corporate Governance Committees are independent.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee is a present or former employee of the Company. Additionally, no member of the Compensation Committee has a relationship that requires disclosure of a Compensation Committee interlock.

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2022 ANNUAL
PROXY STATEMENT

Meetings and Attendance

Consistent with the Company’s Corporate Governance Guidelines, it is the general practice of the Board for all its non- management directors to meet separately (without Company management present) either prior to or after regularly scheduled Board meetings, with the Lead Director presiding. In 2021, these non-management director meetings totaled five in number.

During 2021, there were six meetings of the Board, eight meetings of the Audit Committee, four meetings of the Compensation Committee, and five meetings of the Corporate Governance Committee. All the directors attended 75% (with the exception of Carol Lowe, who attended 60%) or more of all of the meetings of the Board and the committees on which they served. Ms. Lowe joined the Board and Audit Committee on September 15, 2021, and attended the Board and Audit Committee meetings held on that date and an Audit Committee meeting on November 1, 2021, but was unable to attend the Board and Audit Committee meetings held on December 15, 2021, due to a pre-existing commitment that had been scheduled prior to her joining the Board. The Company encourages its directors to be present at the Annual Meeting. In 2021, due to the pandemic, all directors who were members of the Board at the time attended the May 12, 2021 Annual Meeting telephonically.

DIRECTOR COMPENSATION

For 2021, the non-management members of the Board (that is, all members except Mr. Long) received the following fees in cash:

Annual fee	$100,000
Annual fee for service as Corporate Governance Committee Chair	$10,000
Annual fee for service as Compensation Committee Chair	$20,000
Annual fee for service as Audit Committee Chair	$25,000

In addition to the cash fees, for 2021, each non-management director received an annual grant of restricted stock units (“RSUs”) valued at $175,000, based on the fair market value of Arrow common stock on the date of grant. Further, the Lead Director received another annual award of RSUs valued at $30,000 in recognition of the additional responsibilities associated with such position. The Restricted Stock Units are vested upon grant and are subject to a restriction period which is the time between the grant date and the earlier of (i) the first anniversary of the grant date or (ii) following the grantee’s separation from service; provided that the restriction period shall end no later than the last day of the calendar year in which the grantee separates from service on the Board. Each non-management director makes an annual election the year preceding the annual grant as to the distribution between the two options as outlined in the restriction period above.

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The following table shows the total dollar value of compensation granted or earned by all non-management directors in or in respect to 2021.

Non-Management Director Compensation
Name	Fees Earned ($)(5)	Stock Awards ($)(6)	Total ($)
Barry W. Perry	100,000	205,000	305,000
William F. Austen	100,000	175,000	275,000
Fabian T. Garcia (1)	58,630	—	58,630
Steven H. Gunby	120,000	175,000	295,000
Gail E. Hamilton	100,000	175,000	275,000
Richard S. Hill	100,000	175,000	275,000
M. F. (Fran) Keeth (2)	51,712	175,000	226,712
Andrew C. Kerin	110,000	175,000	285,000
Laurel J. Krzeminski	100,000	175,000	275,000
Carol P. Lowe (3)	29,589	—	29,589
Stephen C. Patrick (4)	114,658	175,000	289,658
Gerry P. Smith	100,000	113,750	213,750

(1)	Fabian T. Garcia joined the Board on June 1, 2021, fees earned are prorated.
(2)	M. F. (Fran) Keeth retired from the Board on June 1, 2021, fees earned are prorated.
(3)	Carol P. Lowe joined the Board on September 15, 2021, fees earned are prorated.
(4)	Stephen C. Patrick was appointed as Chair of the Audit Committee on June 1, 2021, fees earned are prorated.
(5)	Messrs. Perry, Gunby, and Kerin deferred 100% of their retainers in deferred stock units; Mses. Krzeminski and Lowe deferred 50% of their retainers in deferred stock units, and Mr. Patrick deferred 25% of his retainer in deferred stock units.
(6)	Amounts shown under the heading “Stock Awards” reflect the grant date fair values of the restricted stock units granted to each director during 2021 computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation — Stock Compensation.

Under the terms of the Non-Employee Director Deferred Compensation Plan, non-management directors may defer the payment of all or a portion of their annual retainers until the end of their service on the Board. Unless the director chooses a different amount, 50% of the director’s annual retainer fee is automatically deferred and converted to units of Arrow common stock. The units held by each director are included under the heading “Common Stock Units” in the Shares of Common Stock Beneficially Owned Table. The amounts deferred by each director for 2021, to the extent there are any, are included under the heading “Fees Earned” on the Non- Management Director Compensation Table. All deferrals under the plan will be paid upon separation of service from the Board.

For stock awards outlined in the Non-Management Director Compensation Table, each director is given the option to have his or her RSUs converted to shares one year after grant or at the time of separation from service on the Board. Messrs. Austen, Hill, Kerin, and Patrick and Mses. Hamilton and Krzeminski have selected to have their 2021 RSU award converted to shares one year after the grant.

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DIRECTOR STOCK OWNERSHIP GUIDELINES

The Board believes that stock ownership by its directors strengthens their commitment to the Company’s long-term future and further aligns their interests with those of the shareholders generally. As a result, the Corporate Governance Guidelines specifically state that directors are expected, over time, to own beneficial shares of the Company’s common stock having a value of at least three times their annual retainer fee (including shares owned outright, vested shares of restricted stock or RSUs, and common stock units in a deferred compensation account). All directors either own the required number of shares or, in the case of recently appointed directors, are accumulating shares to meet the requirement.

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AUDIT COMMITTEE REPORT

The Audit Committee represents and assists the Board by overseeing: (i) the Company’s financial statements and internal controls; (ii) the independent registered public accounting firm’s qualifications and independence; and (iii) the performance of the Company’s corporate audit function and of its independent registered public accounting firm.

On the date of the adoption of this Report, the Audit Committee consisted of six directors, all considered independent in accordance with New York Stock Exchange listing standards and other applicable regulations. The Board has determined that committee members Ms. Krzeminski, Ms. Lowe, and Mr. Patrick are “audit committee financial experts” as defined by the SEC.

Company management has the primary responsibility for the preparation of the financial statements and for the reporting process, including the establishment and maintenance of Arrow’s system of internal controls over financial reporting. The Company’s independent registered public accounting firm is responsible for auditing the financial statements prepared by management, expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles (“GAAP”), and auditing the Company’s internal controls over financial reporting.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with both management and the independent registered public accounting firm, the Company’s quarterly earnings releases, Quarterly Reports on Form 10-Q, and the 2021 Annual Report on Form 10-K. Such reviews included a discussion of critical or significant accounting policies, the reasonableness of significant judgments, the quality (not just the acceptability) of the accounting principles, the reasonableness and clarity of the financial statement disclosures, and such other matters as the independent registered public accounting firm is required to review with the Audit Committee under the standards promulgated by the Public Company Accounting Oversight Board. The Audit Committee also discussed with both management and the Company’s independent registered public accounting firm the design and efficacy of the Company’s internal control over financial reporting.

In addition, the Audit Committee received from and discussed with representatives of the Company’s independent registered public accounting firm the written disclosure and the letter required by the applicable requirements of the Public Company Accounting Oversight Board (regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence) and considered the compatibility of non-audit services rendered to Arrow with the independence of the Company’s independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board.

The Audit Committee also discussed with the independent registered public accounting firm and Arrow’s corporate audit group the overall scope and plans for their respective audits. The Audit Committee periodically met with the independent registered public accounting firm, with and without management present, to discuss the results of their work, their evaluations of Arrow’s internal controls, and the overall quality of Arrow’s financial reporting.

In reliance on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the SEC.

Stephen C. Patrick, Chair	Gail E. Hamilton
William F. Austen	Laurel J. Krzeminski
Steven H. Gunby	Carol P. Lowe

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PRINCIPAL ACCOUNTING FIRM FEES

The aggregate fees billed by Arrow’s principal accounting firm, Ernst & Young LLP, for auditing the annual financial statements and the Company’s internal controls over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, as amended, and related regulations included in the Annual Report on Form 10-K, the reviews of the quarterly financial statements included in the Quarterly Reports on Form 10-Q, statutory audits, assistance with and review of documents filed with the SEC, and consultations on certain accounting and reporting matters for each of the last two fiscal years are set forth as “Audit Fees” in the table below.

Also set forth for the last two fiscal years are “Audit-Related Fees.” Such fees are for services rendered in connection with employee benefit plan audits and other accounting consultations. “Tax Fees” relate to assistance with tax return preparation, tax audits, and compliance in various tax jurisdictions around the world. “All Other Fees” refer to advice, planning, and services other than as set forth above. During 2021 and 2020, all other fees primarily included accounting publication and online accounting research subscriptions. Ernst & Young LLP did not provide any services to the Company related to financial information systems design or implementation, nor did it provide any personal tax work or other services for any of the Company’s executive officers or members of the Board.

	2021	2020
Audit Fees	$10,682,535	$11,311,483
Audit-Related Fees	403,493	236,304
Tax Fees	761,761	1,144,786
All Other Fees	4,693	2,262
Total	$11,852,482	$12,694,835

The amounts in the table above do not include fees charged by Ernst & Young LLP to Marubun/Arrow, a joint venture between the Company and the Marubun Corporation. Audit fees for Marubun/Arrow totaled $483,393 in 2021, and $497,207 in 2020.

Consistent with the Audit Committee charter, audit, audit-related, tax, and other services were approved by the Audit Committee, or by a designated member thereof. The Audit Committee has determined that the provision of the non-audit services described above is compatible with maintaining Ernst & Young LLP’s independence.

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PROPOSAL 2: RATIFICATION OF
APPOINTMENT OF AUDITORS

THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.

Shareholders are asked to ratify the appointment of Ernst & Young LLP as Arrow’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Although the Audit Committee has the sole authority to appoint the independent registered public accounting firm, as a matter of good corporate governance, the Board submits its selection to our shareholders for ratification. If the shareholders do not ratify Ernst & Young LLP, the Audit Committee will reconsider the appointment. Arrow expects that representatives of Ernst & Young LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and that they will be available to answer appropriate inquiries raised at the Annual Meeting.

Receipt of a majority of votes cast is required to approve this proposal. For purposes of determining the number of votes cast with respect to Proposal 2, only those votes cast “FOR” or “AGAINST” are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Annual Meeting.

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PROPOSAL 3: ADVISORY VOTE ON
NAMED EXECUTIVE OFFICER COMPENSATION

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

In accordance with the requirements of Section 14A of the Exchange Act, the Board is asking shareholders to approve the following advisory resolution at the 2022 Annual Meeting:

“RESOLVED that the shareholders of the Company approve, on an advisory basis, the compensation of the Company’s Named Executive Officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related tables, notes, and narrative in the Proxy Statement for the Company’s 2022 Annual Meeting.”

The Company holds a say-on-pay vote every year. Although the vote is not binding, the Compensation Committee values the opinions expressed by the Company’s shareholders and will carefully consider the outcome of the vote when making future compensation decisions for the Company’s NEOs.

Receipt of a majority of the votes cast is required to approve this proposal. For purposes of determining the number of votes cast with respect to Proposal 3, only those votes cast “FOR” or “AGAINST” are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Annual Meeting.

The Company asks that you review in detail the disclosure contained in this Proxy Statement regarding compensation of the Company’s NEOs (including the Company’s Compensation Discussion and Analysis (“CD&A”), the compensation tables, and the narrative disclosures that accompany such tables) and indicate your support for the compensation of the Company’s NEOs that is described in this Proxy Statement.

It is expected that the next say-on-pay vote following the 2022 Annual Meeting will occur at the 2023 Annual Meeting.

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REPORT OF THE COMPENSATION COMMITTEE

The substantive discussion of the material elements of all of the Company’s executive compensation programs and the determinations by the Compensation Committee with respect to compensation and executive performance for 2021 are contained in the Compensation Discussion and Analysis that follows below. The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with the Company’s management. In reliance on these reviews and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in the definitive Proxy Statement on Schedule 14A for Arrow’s 2022 Annual Meeting for filing with the SEC and be incorporated by reference in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Steven H. Gunby, Chair

Richard S. Hill
Barry W. Perry

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A LETTER FROM THE COMPENSATION COMMITTEE

Dear Fellow Shareholders,

Arrow maintains open communications with the shareholder community. Seeking feedback from our shareholders on a regular basis is a critical part of our approach to managing our executive compensation program. Based on that feedback, we made several changes to our executive compensation program in 2020, including expanding our peer group, strengthening clawback and anti-hedging and pledging provisions, and enhancing disclosure of incentive plan metrics and calculations. We were pleased that, following those changes, you expressed solid support for our executive compensation program with a 92% say-on-pay at our 2021 Annual Meeting.

Through engagement with our shareholders during this past year, we learned that you continue to broadly support the philosophy, objectives, and design of our executive compensation program, as well as the changes made to that program over the past year. You also provided us with important perspectives on the critical impact of sustainability, diversity, and inclusion. Again, following those discussions, we made refinements to our executive compensation program and disclosures, as described in further detail on the following pages of the Compensation Discussion & Analysis section.

We are proud of Arrow’s continued commitment to our guiding principles while faced with ever-evolving business dynamics. We are appreciative of the critical insights and ongoing support we receive from our investor community. We thank you for continuing to include Arrow in your investment portfolio and look forward to what’s ahead.

Steven H. Gunby, Chair

Richard S. Hill

Barry W. Perry

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COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE COMPENSATION

This Compensation Discussion and Analysis (“CD&A”) explains the executive compensation program for the Company’s Named Executive Officers (“NEOs”) listed below. The CD&A also describes the Compensation Committee’s process for making pay decisions, and its rationale for specific decisions related to fiscal 2021.

Name	Title
Michael J. Long	Chairman, President, and Chief Executive Officer
Sean J. Kerins	Chief Operating Officer
Christopher D. Stansbury	Senior Vice President, Chief Financial Officer
Vincent P. Melvin	Senior Vice President, Chief Information Officer
Gretchen K. Zech	Senior Vice President, Chief Governance, Sustainability, and Human Resources Officer(1)

(1)	Ms. Zech was named to this position on February 8, 2022. Previously, and for all of fiscal 2021, Ms. Zech’s title was Senior Vice President, Chief Human Resources Officer.

EXECUTIVE SUMMARY

2021 Business Strategy and Performance Highlights

Arrow guides innovation forward for its customers in the areas of industrial automation, edge computing, cloud computing, smart and connected devices, homes, cities, and transportation. Our strategy to be the foremost technology solutions provider positions us well to take advantage of these opportunities. Through a network of 288 locations serving over 90 countries, the Company aggregates disparate sources of electronics components, infrastructure software, and IT hardware to increasingly provide complete solutions for customers on behalf of its suppliers. Our goal is to leave no segments of the technology industry underserved in terms of the products offered and services provided. We aim to accelerate our customers’ time-to-market, ensure secure and consistent supply chains, and drive growth on behalf of our suppliers.

Financial Performance Achievements

In 2021, Arrow Electronics experienced strong market demand for electronic components and associated design, engineering, and supply chain services, which led to record sales, gross profit, operating income, and earnings per share (“EPS”). Arrow helped customers navigate shortages and supply chain challenges so they could maintain production, bring new electronic products to market, and securely manage their applications and data. By helping to mitigate production risks and ensure a continuous supply of products, Arrow deepened customer relationships and solidified its position as a trusted partner. 2021 financial highlights include:

>	record sales totaled $34.5 billion for the year, up 20% from 2020;
>	record gross profit of $4.2 billion, up 32% from 2020;
>	record operating income of $1.6 billion, up 74% from 2020;
>	earnings per share on a diluted basis of $15.10, up 103% from 2020;

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>	returned cash to shareholders by repurchasing approximately 7.7 million shares of common stock for approximately $900 million, reducing shares outstanding by approximately 8% net of shares issued for stock-based compensation;
>	organic investments, strong execution, and financial discipline resulted in 86.4% three-year EPS Growth and 81.9% non-GAAP three-year EPS Growth(1); this growth was the fourth highest of the six companies among Arrow and its Peer Group; and
>	three-year average Return on Invested Capital (“ROIC”) exceeded the three-year Weighted Average Cost of Capital (“WACC”)(2) by 1.8 percentage points and 4.3 percentage points on a GAAP and non-GAAP basis, respectively.

Strategic Performance Achievements

Our investments in key strategic growth areas point to a bright future for the Company and are helping customers create, make, and manage their products at an unprecedented scale. Key strategic performance highlights in 2021 include:

>	served over 220,000 customers, and no customer contributed more than 2% of sales;
>	entered into several significant new and expanded distribution agreements intended to help the Company maintain its leadership position in the electronic component and information technology solutions markets; and
>	our investments in people and software tools have enabled us to quickly adjust to industry and economic conditions while remaining laser-focused on the opportunities that will enhance long-term value for our shareholders.

Shareholder Feedback and 2021 Say-On-Pay

We regularly engage with our shareholders to listen to their views on business performance, corporate governance, and sustainability. We also consider the input of our shareholders, along with emerging best practices, to ensure alignment with our executive compensation programs. Following the 2020 Annual Meeting, in response to shareholder feedback, we made a number of changes to our CD&A disclosure as well as the 2021 executive compensation program. Shareholders supported those changes, which was reflected by our say-on-pay vote receiving 92% support at the 2021 Annual Meeting.

Following the 2021 Annual Meeting, we reached out to 29 of our top shareholders representing collectively more than 68% of our shareholder base and engaged with 14 shareholders who collectively held 34% of our outstanding common stock. Shareholders expressed their support for the current program as well as appreciation for the actions the Compensation Committee took to be responsive. During engagements, shareholders also expressed a preference for a portion of executive compensation to be tied to environmental, social, and governance (“ESG”) metrics. Given the importance of ESG to our Company, the Compensation Committee agreed with this feedback and beginning with 2022 compensation, the Strategic Goals, accounting for 30% of the Annual Cash Incentive award, will be based on quantitative ESG objectives.

An overview of our 2021 executive compensation program is below and reflects the following changes:

>	eliminated stock option awards and rebalanced the mix of equity grants in our Long-Term Incentive Program (“LTIP”) to 50% Performance Stock Units (“PSUs”) and 50% Restricted Stock Units (“RSUs”); and
>	revised the design of the PSUs starting in 2021 so that no payout can be earned in the event that three-year ROIC does not exceed WACC.
(1)	Refer to the Appendix to this Proxy Statement for further detail on three-year EPS Growth and a reconciliation of Non-GAAP three-year EPS growth.
(2)	Refer to the Appendix to this Proxy Statement for further detail on ROIC in excess of WACC and a reconciliation of Non-GAAP ROIC in excess of WACC.

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2021 Executive Compensation Program At-A-Glance

Our executive compensation program emphasizes performance-based compensation and is tied directly to the drivers of value creation for the Company’s shareholders, as summarized below.

Key Elements
Pay Element	Form	Performance Metric
Base Salary	Cash	> Base salary is set at market competitive levels and does not have an additional performance metric
Annual Cash Incentives	Cash	> 70% Absolute EPS(1) > 30% Strategic Gross Profit Growth Goals
LTIP	50% - RSUs	> Stock price performance
	50% - PSUs	> 60 three-year Relative EPS Growth(2) > 40% three-year average ROIC minus WACC(3)

(1)	Absolute EPS is a Non-GAAP measure; for further detail and reconciliation, refer to the Appendix to this Proxy Statement
(2)	Relative EPS Growth is a Non-GAAP measure; for further detail and reconciliation, refer to the Appendix to this Proxy Statement
(3)	ROIC minus WACC is a Non-GAAP measure; for further detail and reconciliation, refer to the Appendix to this Proxy Statement

Incentive Plans: A Closer Look at the Performance Metrics

The Compensation Committee discusses metric selection on a regular basis. The focus of our annual and long-term incentive plans is achieving profitable growth and driving long-term shareholder value creation by supporting the following key objectives:

>	To generate EPS growth in excess of our competitors’ EPS growth and market expectations;
>	To grow EPS at a rate that provides the capital necessary to support the Company’s business strategy; and
>	To allocate and deploy capital effectively so that ROIC exceeds the Company’s cost of capital.

As such, we use a carefully balanced mix of quantifiable absolute and relative financial metrics, and strategic and operational metrics, across our incentive plans ─ with a heavier emphasis on EPS because of its strong

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alignment to shareholders. However, the way EPS is measured and balanced with other performance metrics in order to support our goals works differently under each of the incentive plans, as outlined below:

Annual Cash Incentives	Long Term Incentives

Absolute EPS

Weighted 70%

>
Defined as a pre-determined range of Company performance targets for the fiscal year
>
Driven by specific Company initiatives designed to improve financial performance results
>
Easily understood by stakeholders

Strategic Goals: Focus on Growth

Weighted 30%

>
Places focus on business segments that are critical to our strategic growth and sustainability objectives
o
For 2021, measured against 7% gross profit growth targets for these business segments
>
Are dynamic and expected to change on an annual basis depending on the relevant business priorities for the performance year
o
The Compensation Committee determines specific, measurable targets that are aligned with expected market growth
>
Provides balance to Absolute EPS

Three-Year Relative EPS Growth

Weighted 60%

>
Defined as Arrow’s three-year EPS growth as compared to the EPS growth of Arrow’s Peer Group
>
Holds management accountable to outperform peers over the performance period
>
Creates long-term shareholder value

Operational Metrics: Focus on Efficiency

Weighted 40%

>
Measures performance based on Arrow’s three-year average ROIC in excess of its three-year WACC
>
Helps mitigate variance from economic cycles which market-based metrics would introduce
>
Incentivizes prudent use of capital and rewards value creation

Threshold Trigger: Net Income

Vesting contingent upon a net income threshold

WHAT GUIDES OUR PROGRAM

As a large global provider of technology solutions operating in a highly competitive market, we view our people as critical assets and key drivers of our success. The executive compensation program is designed to attract, retain, and motivate talented executives who are capable of successfully leading the Company’s complex global operations and creating shareholder value.

The program is structured to support Arrow’s strategic goals and reinforce high performance with a clear emphasis on accountability and performance-based pay for the achievement of established targets. As such, a significant portion of total direct compensation (“TDC”) is directly linked to the Company’s short- and long-term performance in the form of cash and equity-based incentive awards. This provides executives with an opportunity to earn above median compensation if the Company delivers desired results or below median when performance targets are not achieved. The portion of pay tied to performance is consistent with Arrow’s executive compensation philosophy and market practices.

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The Principal Elements of Pay

The following principal elements of pay support the Company’s compensation philosophy:

Pay Element	Form	What It Does
Base Salary	Cash (Fixed)	Provides a competitive rate relative to comparable jobs at similar companies and enables the Company to attract and retain critical executive talent.
Annual Cash Incentive Awards	Cash (Variable)	Rewards individuals for performance if they attain pre-established financial and strategic targets that are set by the Compensation Committee at the beginning of the year.
Long-Term Incentive Awards	Equity (Variable)	Promotes a balanced focus on driving performance, retaining talent, and aligning the interests of the Company’s executives with those of its shareholders.

Target Total Direct Compensation Pay Mix

The charts below show the target TDC of the Company’s Chief Executive Officer (“CEO”) and other NEOs for fiscal 2021. Annual and long-term incentives play a significant role in the executives’ overall compensation at Arrow. They are essential to linking pay to performance, aligning compensation with organizational strategies and financial goals, and rewarding executives for the creation of shareholder value.

For fiscal 2021, in the aggregate, 83% of the NEOs’ target TDC was at risk and tied to corporate performance, measured by EPS, ROIC, WACC, and strategic gross profit growth goals (87% for the Company’s CEO and an average of 79% for the other NEOs).

The following charts reflect the distribution of the elements of the CEO’s and remaining NEOs’ target TDC based on grant date values.

Target Total Direct Compensation

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Best Compensation Practices and Policies

What We Do		What We Do Not Do
√	Heavy emphasis on variable compensation	×	No guaranteed salary increases or incentive guarantees
√	Balance of short-term and long-term compensation to discourage short-term risk-taking at the expense of long-term results	×	No employment contracts containing multi-year guarantees for salary increases, non-performance-based bonuses, or equity compensation
√	All long-term stock unit incentives vest based on performance	×	No discretionary incentives; no incentive plan payouts without justifiable performance linkage
√	Rigorous stock ownership guidelines	×	No “single trigger” change in control cash payments
√	Meaningful quantitative goals for performance-based annual and long-term compensation	×	No option backdating, repricing, or cash-out of underwater options; no equity awards granted at less than fair market value
√	Clawback policy covering cash and equity incentive compensation	×	No dividends or dividend equivalents paid on unvested performance stock units
√	Annual say-on-pay advisory vote	×	No golden-parachute tax gross-ups on equity compensation
√	Independent compensation consultant	×	No speculative trading, hedging on derivative transactions, or pledging of Company stock
√	Annual compensation risk assessments	×	No excessive or extraordinary perquisites to executives; no excessive tax reimbursements on executive perquisites

THE 2021 EXECUTIVE COMPENSATION PROGRAM IN DETAIL

This section of the CD&A provides details about the three principal elements of pay — base salary, annual cash incentive awards, and long-term incentive awards. Arrow’s pay-for-performance focus is evident in the substantially greater weight given to incentive-based compensation compared to fixed compensation.

Base Salary

Pay Element	Form	Performance Metric
Base Salary	Cash	> Base salary is set at market competitive levels and does not have an additional performance metric

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In making base salary decisions for the NEOs other than the CEO, the Compensation Committee considers its independent compensation consultant’s guidance, CEO’s recommendations, each NEO’s position, and level of responsibility within the Company, as well as a number of other factors, including:

>	individual performance;
>	Company or business unit performance;
>	job responsibilities;
>	time in role; and
>	relevant benchmarking data, which includes Peer Group and third-party general industry survey data.

Subject to ratification by the Board, the CEO’s base salary is determined by the Compensation Committee in executive session based on its evaluation of the CEO’s individual performance, the Company’s performance, and relevant benchmarking data.

In consultation with its independent compensation consultant, the Compensation Committee met in December 2020 to conduct its annual review of base salaries and determine the appropriate 2021 base salary for each then-current NEO. As a result, the Compensation Committee approved a 15% increase to Sean Kerins’ base salary effective January 1, 2021, in conjunction with his promotion from President, Enterprise Computing Solutions to Chief Operating Officer, effective December 28, 2020. Mr. Kerins is the only NEO who received a base salary increase in 2021.

Name	2020	2021	% Change
Michael J. Long	$1,320,000	$1,320,000	0%
Sean J. Kerins (1)	$650,000	$750,000	15%
Christopher D. Stansbury	$700,000	$700,000	0%
Vincent P. Melvin	$500,000	$500,000	0%
Gretchen K. Zech	$500,000	$500,000	0%

(1)	Mr. Kerin’s increase in his annual cash incentive award target was in conjunction with his promotion from President, Enterprise Computing Solutions to Chief Operating Officer, effective December 28, 2020, to align his compensation with his new role considering Peer Group and market data.

Annual Cash Incentives

Pay Element	Form	Performance Metric
Annual Cash Incentives	Cash	> 70% Absolute EPS > 30% Strategic Gross Profit Growth Goals

The Company’s annual cash incentives, awarded under the Management Incentive Compensation Plan (“MICP”), are designed to reward individuals for performance against pre-established metrics set by the Compensation Committee at the beginning of the year. Each NEO is assigned an annual cash incentive target established based upon the NEO’s level of responsibility, ability to impact overall results, and relevant benchmarking data. Actual annual cash incentive awards may be higher or lower than market since awards are based on results against established performance metrics and can range from 0% to 170% of annual cash incentive target.

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The table below provides a summary of the Annual Cash Incentive targets for each NEO:

Name	2020	2021	% Change
Michael J. Long	$3,180,000	$3,180,000	0%
Sean J. Kerins (1)	$650,000	$750,000	15%
Christopher D. Stansbury	$700,000	$700,000	0%
Vincent P. Melvin	$500,000	$500,000	0%
Gretchen K. Zech	$500,000	$500,000	0%

(1)	Mr. Kerin’s increase in his annual cash incentive award target was in conjunction with his promotion from President, Enterprise Computing Solutions to Chief Operating Officer, effective December 28, 2020, to align his compensation with his new role considering Peer Group and market data.

2021 Annual Cash Incentive Performance Goals and Results

For fiscal 2021, the annual cash incentive for each of the NEOs was based on a combination of financial and strategic goals weighted at 70% and 30%, respectively.

The 2021 annual cash incentive metrics and results against the targets of those metrics are summarized below.

Financial Goals. Each NEO can earn between 0% and 200% of the target award for this metric based on actual performance against annual financial targets. For 2021, the financial performance metric was Absolute EPS. The Compensation Committee selected Absolute EPS to reinforce the Company’s overall profit objectives, based on the rationale that Absolute EPS is a primary driver of shareholder value.

The Compensation Committee set target Absolute EPS for 2021 at $9.11, a 15% increase over 2020 actual results of $7.92 and a 17.4% increase over 2019 actual results representing the last full pre-pandemic fiscal year. The 2021 targets were set at a time when ongoing business disruption from the COVID-19 pandemic was still a strong possibility as vaccinations were not yet widely available and virus-related lockdowns continued globally. As a result, the 15% growth target was rigorous in the context of the broader macroeconomic environment and when compared to historical EPS growth for Arrow.

At the end of the performance period, the Compensation Committee evaluated the resulting pay outcomes and concluded that the financial goals had appropriately aligned incentives with the actual performance of the company and the leadership team in a challenging market environment.

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		Performance Range
		(% of Target Payout)				Payout
		Threshold	Target	Maximum	Actual	as a % of
Metric	Weighting	(25%)	(100%)	(200%)	Result	Target
Absolute EPS	70%	$6.83	$9.11	$11.39	$15.60	200%

Note: Payouts are linearly interpolated for performance between threshold and maximum. For performance below threshold, there is no payout earned.

Strategic Gross Profit Growth Goals. Each NEO can earn between 0% and 100% of the target award for this metric based on actual performance against annual, strategic gross profit growth goals. Strategic goals are intended to be dynamic and expected to change on an annual basis depending on the relevant business priorities for the performance year. The Compensation Committee then determines specific, measurable targets that are aligned with expected market growth. For 2021, performance on strategic goals was measured against 7% gross profit growth targets for specific business segments that are critical to the Company’s growth and sustainability objectives.

The Compensation Committee identified the most important near-term priority for the long-term success of the Company in 2021 was to grow profitably in key strategic business segments that deliver significantly higher than corporate average returns on working capital investments. Profit growth of 7% exceeded market projections for gross domestic profit growth, electronic component sales growth, or IT spending growth, thus it was a stretch target to measure performance.

		Performance Range
		(% of Target Payout)			Payout
		Threshold	Target/Maximum	Actual	as a % of
Metric	Weighting	(75%)	(100%)	Result	Target
Strategic Gross Profit Growth Goals	30%	5%	7%	22%	100%

Note: Payouts are linearly interpolated for performance between threshold and target. For performance below threshold, there is no payout earned. No additional award is earned for achieving sales growth greater than 7% ─ maximum payout is capped at 100%. Performance on the individual strategic gross profit growth metrics varied yielding a 50% overall payout as a percentage of target.

The table below sets forth the 2021 Annual Cash Incentive awards paid to each NEO based on the achievement of Absolute EPS and Strategic Gross Profit Growth. The performance achievements were superior, substantially exceeding the maximum performance targets, resulting in maximum payout awards of 170%, which, under its negative discretion review and determination authority, the Compensation Committee approved.

	Target		Strategic
	Annual Cash	Arrow	Growth Goal	Total
	Incentive	EPS Payout	Payout	Payout (as %	Total
Name	Award ($)	(70% Weighting)	(30% Weighting)	of Target)	Payout ($)
Michael J. Long	3,180,000	200%	100%	170%	5,406,000
Sean J. Kerins	750,000	200%	100%	170%	1,275,000
Christopher D. Stansbury	700,000	200%	100%	170%	1,190,000
Vincent P. Melvin	500,000	200%	100%	170%	850,000
Gretchen K. Zech	500,000	200%	100%	170%	850,000

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Long-Term Incentive Awards

Long-term incentive awards are designed to promote a balanced focus on driving performance, retaining talent, and aligning the interests of the Company’s NEOs with those of its shareholders. Under the LTIP, awards are expressed in dollars and are normally granted annually. For 2021, the LTIP included a mix of PSUs and RSUs.

LTIP Equity Mix
Form	Performance Metric	Rationale	Detail
50% - PSUs	> 60% three-year Relative EPS Growth > 40% three-year average ROIC minus three-year WACC	Rewards for three-year EPS growth relative to Arrow’s Peer Group Companies, as adjusted for Arrow’s three-year average ROIC in excess of WACC
>
The number of PSUs earned (from 0% to 185% of target number of PSUs granted) is based on the Company’s performance over a three-year period(1)
>
PSUs are paid out in shares of Arrow stock at the end of the three-year vesting term

50% - RSUs	> Stock price performance	Supports retention	> RSUs generally vest in four equal annual installments beginning on the first anniversary of the grant(1) > RSUs are paid out in shares of Arrow stock when vested

(1)   Vesting is contingent upon the Company achieving a Non-GAAP net income of greater than zero in the fiscal year of the initial grant.

CHANGED FOR 2021	In response to shareholder feedback, stock options were eliminated, and the mix of equity awards was rebalanced effective fiscal 2021, as described in the table above

LTIP Structure

2021 Target LTIP Award Opportunities

The Compensation Committee evaluates the CEO’s performance considering prior grant history, the Compensation Committee’s assessment of his contribution, potential contribution, performance during the prior year, peer compensation benchmarking analysis, and the long-term incentive award practices of the Peer Group to determine his annual long-term incentive award.

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The Compensation Committee also makes LTIP award decisions for other executives based on the factors discussed above and input from the CEO. These awards are set forth below. For more detail, including the expense to the Company associated with each grant, see the Grants of Plan-Based Awards Table.

The Company’s annual long-term incentives, awarded under the LTIP, are designed to reward individuals for performance against pre-established metrics set by the Compensation Committee. Each NEO is assigned an annual long-term incentive target established based upon the NEO’s level of responsibility, ability to impact overall results, and relevant benchmarking data.

The table below provides a summary of the LTIP targets for each NEO:

Name	2020	2021	% Change
Michael J. Long	$6,000,000	$6,000,000	0%
Sean J. Kerins (1)	$1,500,000	$2,300,000	53%
Christopher D. Stansbury	$1,600,000	$1,600,000	0%
Vincent P. Melvin	$1,300,000	$1,300,000	0%
Gretchen K. Zech	$1,300,000	$1,300,000	0%

(1)	Mr. Kerin’s increase in his annual long-term incentive award target was in conjunction with his promotion from President, Enterprise Computing Solutions to Chief Operating Officer, effective December 28, 2020, to align his compensation with his new role considering Peer Group and market data.

The Compensation Committee generally makes annual equity grants at the first regularly scheduled Board meeting of the calendar year. The Company’s three-year average burn rate of 0.85% of weighted average basic common shares outstanding reflects its prudent management of equity shares used under its LTIP.

The 2021 LTIP awards were granted as follows:

Name	PSUs	RSUs
Michael J. Long	28,167	28,166
Sean J. Kerins	10,798	10,797
Christopher D. Stansbury	7,511	7,512
Vincent P. Melvin	6,103	6,103
Gretchen K. Zech	6,103	6,103

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A Closer Look at PSUs: 2021 Grants

The 2021 PSU awards are tied to Arrow’s three-year (2021-2023) EPS growth as compared to the EPS growth of Arrow’s Peer Group (see the section of this Proxy Statement below captioned “The Role of Peer Companies”) and Arrow’s three-year average ROIC in excess of its three-year WACC. The Compensation Committee chose these performance metrics and the range of payouts in order to reward participants for successfully balancing profit maximization and the efficient use of capital, both key drivers in creating shareholder value. See below:

The three-year Relative EPS Growth metric is weighted at 60%, and the three-year average ROIC minus three- year WACC metric at 40%. At the end of the performance period, the Compensation Committee reviews the outcome of ROIC compared to WACC within the context of the Company’s overall performance during the period, including an evaluation of any adjustments to the underlying metrics, and may implement a downward adjustment to the payout if the Committee concludes that an adjustment would be appropriate to align pay outcomes with performance.

Provided the Company achieves a non-GAAP net income of greater than zero during the grant year, participants may earn up to 185% of their targeted PSUs, subject to the individual’s continued employment through the applicable vesting date and any rights provided under the Severance Policy (as defined below) and Participation Agreements (as defined below).

Performance Payout for 2019 PSU Grants

The tables below apply to the 2019 PSU grants.

Three-year Relative EPS Growth (60%). Results are measured by the change in Arrow’s EPS during the performance cycle as compared to the companies in the Peer Group and are paid out based on the schedule below:

	Performance Range			Actual	Weighted
	Threshold	Target	Maximum	Result	Result
Performance Achievement	Next-to-Last	Median	First	Fourth
Payout Percentage	25%	100%	175%	85%	51%

Note: Payouts are linearly interpolated for performance between threshold and maximum. For performance below threshold, there is no payout earned.

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Three-year average ROIC in excess of three-year WACC (40%). Results are measured at the end of the three-year performance cycle against Arrow’s internal target, which was set to exceed Arrow’s three-year WACC by 1.5% (as shown in the table below) and is based upon an enduring value creation standard.

	Performance Range			Actual	Weighted
	Threshold	Target	Maximum	Result	Result
Performance Achievement	≥0%	1.5%	≥3%	4.30%
Payout Percentage	50%	100%	200%	200%	80%

Note: Payouts are linearly interpolated for performance between threshold and maximum. For performance below threshold, there is no payout earned.

For the PSUs granted in 2019, the performance period was completed at the end of the calendar year 2021, with the payout level approved by the Compensation Committee in February 2022. During 2020, two of the companies in the 2019 PSU award Peer Group ─ Anixter International, Inc. and Tech Data Corporation ─ were acquired. As a result of the acquisitions, sufficient financial data was no longer available, and these companies were subsequently removed from the Peer Group at the end of the performance period. Based on this Peer Group, the Company determined that its EPS growth ranked fourth among the reporting companies (weighted result of 51%). The Company’s average ROIC exceeded its WACC by 4.30% during the same period (weighted result of 80%). As a result, in February 2022, the 2019-2021 PSUs vested at 131% of target.

Restricted Stock Units

Grants of RSUs represent 50% of the LTIP value for the NEOs and vest in 25% increments on each of the first four anniversaries of the date of grant contingent upon the Company meeting certain performance criteria outlined in the grant agreement during the grant year and subject to the individual’s continued employment through the applicable vesting date. RSUs are intended to provide the NEOs with the economic equivalent of a direct ownership interest in the Company during the vesting period and provide the Company with significant retention security regardless of post-grant share price volatility.

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THE COMPANY’S DECISION-MAKING PROCESS

The Role of the Compensation Committee

The Compensation Committee is comprised of independent, non-employee directors of the Board. The Compensation Committee works very closely with its independent consultant and management to examine the effectiveness of the Company’s executive compensation program throughout the year. Details of the Compensation Committee’s authority and responsibilities are specified in its charter, a copy of which is available under “Governance Documents” at the “Leadership & Governance” sub-link of the Investors drop-down menu on investor.arrow.com.

The Compensation Committee is responsible for developing and reviewing Arrow’s executive compensation philosophy. It implements that philosophy through compensation programs and plans designed to further Arrow’s strategy, drive long-term profitable growth, and increase shareholder value. The Compensation Committee reviews and approves the corporate goals and objectives relevant to executive compensation and, subject to review and ratification by the other non-employee directors of the Board, reviews and approves the compensation and benefits for the CEO and the Company’s other NEOs. In making its decisions, the Compensation Committee reviews the performance of each of the NEOs and the Company as a whole. It considers the compensation of other Company executives, levels of responsibility, prior experience, breadth of knowledge, and job performance in reviewing target total compensation levels.

The Compensation Committee considers performance reviews prepared by the CEO for his direct reports and conducts its own performance review of the CEO. The Compensation Committee reviews the Company’s performance on the metrics relevant to the execution of its strategy and evaluates the CEO’s performance in light of that execution. The CEO’s compensation is evaluated in executive session without the CEO present. For NEOs other than the CEO, the Compensation Committee’s review includes input provided by the CEO; however, all decisions regarding NEO compensation are ultimately made by the Compensation Committee (subject to ratification by the Board in the case of the CEO’s compensation).

The Role of Management

Compensation Committee meetings are regularly attended by the Company’s CEO, the Chief Governance, Sustainability, and Human Resources Officer, the Chief Financial Officer, and the Chief Legal Officer. Each of the management attendees provides the Compensation Committee with his or her specific expertise and the business and financial context necessary to understand and properly target financial and performance metrics. None of the members of management are present during the Compensation Committee’s deliberations regarding their own compensation, but the Company’s independent compensation consultant, Pearl Meyer, may participate in those discussions. For NEOs other than the CEO, the Compensation Committee considers, among other things, the input provided by the CEO.

The Role of the Independent Compensation Consultant

The Compensation Committee has selected and engaged Pearl Meyer as its independent compensation consultant to provide the Compensation Committee with expertise on various compensation matters, including competitive practices, market trends, and specific program design. Additionally, Pearl Meyer provides the Compensation Committee with competitive data regarding market compensation levels at the 25th, 50th, and 75th percentiles for total compensation and for each major element of compensation.

Pearl Meyer reports to the Compensation Committee and, other than advising the Corporate Governance Committee on non-employee director compensation, does not provide any other services to the Company or its management. The Compensation Committee annually assesses the independence and any potential conflicts of interest of compensation advisors in accordance with applicable law and New York Stock Exchange listing standards. Pearl Meyer’s services have not raised any conflicts of interest between the Compensation Committee, the Corporate Governance Committee, the Board, the Company, or Company management.

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The Role of Peer Companies

CHANGED FOR 2021

Based on shareholder feedback, Arrow conducted an in-depth peer group analysis to determine an expanded group of peer companies, which was approved in December 2020 and applicable starting with the 2021 fiscal year

The Compensation Committee believes targeting TDC around the market median is appropriate, but target TDC levels can range from below- to above-market based on factors such as experience and performance of the individual and the Company or applicable business unit over time. For the purpose of Arrow’s annual competitive benchmarking study, Pearl Meyer reviews compensation data of the Peer Group, as well as general industry survey data published by third parties.

The Compensation Committee evaluates the appropriateness of each NEO’s compensation based on factors such as Company and business unit performance, job scope, individual performance, and time in position. To the extent the Compensation Committee deems that the compensation level associated with a NEO’s position versus the market is not aligned with the relevant factors, the Compensation Committee may choose to modify one or more of the NEO’s compensation components.

With input from its independent compensation consultant, the Compensation Committee annually reviews and approves the compensation Peer Group to ensure it continues to meet the Company’s objectives. During 2020, based on shareholder feedback, the Compensation Committee, with the support of Pearl Meyer, conducted an in-depth peer group analysis to determine a new, expanded group of peer companies, which was approved in December 2020. The expanded Peer Group better reflects our labor market for executive talent and uses a balanced combination of direct and broader industry peers, creating more substantial alignment.

Peer Group Selection Process

Set an initial list of companies	Screened initial list with established criteria	Performed a robust analytical review that considered:

> Other Technology Distributors > GICS code to determine industry relevance > Use of capital > Geographic footprint	> Industry Similarity > Peer Similarity > Size Similarity > Business Model Alignment	> Market cap > Revenue > Market cap to revenue ratio > Return on invested capital > Gross margin > Dividend yield > Total shareholder return

2021 PEER GROUP
> Avnet, Inc.	> Flex, Ltd.	> Jabil Inc.
> CDW Corp.*	> HP Enterprise Co.*	> TD SYNNEX Corp.*
> Celestica Inc.	> HP Inc.*	> WESCO International Inc.

Blue* peer indicates new addition for 2021; no existing peers were removed for 2021

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2021 Peer Group Data (Millions)
Percentile	Revenue (1)	Market Cap
25th	19,519	5,369
Median	25,456	9,623
75th	30,817	15,804
Arrow	34,477	9,623
Percentile Rank	90%	50%

(1)     Trailing Twelve Months; Source company reports and FACTSET market data

The Compensation Committee also reviews other benchmarking data when deemed necessary and appropriate. This data can cover a variety of areas such as equity vesting practices, the prevalence of performance metrics among peer companies, types of equity vehicles used by peer companies, severance practices, equity burn rates, and any other market data the Compensation Committee believes it needs to consider when evaluating the Company’s executive compensation program.

OTHER PRACTICES, POLICIES, AND GUIDELINES

Stock Ownership Requirements

The Compensation Committee recognizes the importance of equity ownership by delivering a significant portion of the NEOs’ total compensation in the form of equity. To further align the interests of the Company’s executives with those of shareholders, the Company requires its NEOs to hold specified amounts of Arrow equity as summarized below:

Position	Ownership Requirement
CEO	5x base salary
Other NEOs	3x base salary

If the ownership requirement has not been met by the fifth anniversary of the date the NEO became subject to the ownership requirement multiple, then 100% of net shares acquired annually are to be retained until requirements are met. Shares that count towards the guidelines include shares owned as well as vested and unvested RSUs. PSUs and vested, but unexercised, Non-qualified Stock Options are not counted towards the ownership requirement. All NEOs currently meet the stock ownership requirements.

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The following chart illustrates the investment levels in Company equity held by our CEO and all other NEOs as a group, valued at $114.96 per share (trailing 12-month average as of December 31, 2021).

Executive Officer Equity
Investment Levels as of
December 31, 2021

Clawback Policy

The Board believes that it is in the Company's best interests and its shareholders to create and maintain a culture that emphasizes integrity and accountability and reinforces the Company’s pay-for-performance compensation philosophy. The Board has adopted a formal clawback policy that provides for the recoupment of certain executive compensation, including both annual cash incentives and long-term incentive awards, in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under federal securities laws.

In the event the Company is required to prepare an accounting restatement of its financial statements due to the Company’s material noncompliance with any financial reporting requirement under securities laws, the Board may require reimbursement or forfeiture of any excess incentive compensation received by an executive during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement.

In the event an executive has been involved in any misconduct (or knew or should have known about the misconduct and failed to report it to the Company), the Board may require reimbursement or forfeiture of any and all incentive compensation if the underlying conduct occurred during any of the three fiscal years preceding the grant, payment, vesting, or settlement of the incentive compensation.

Anti-Hedging and Anti-Pledging Policy

The Company’s anti-hedging and anti-pledging policy provides that directors, executive officers, and certain other employees may not directly or indirectly engage in transactions that would have the effect of reducing the economic risk of holding the Company’s securities. The Company’s policy prohibits covered individuals from engaging in certain derivatives transactions in the Company’s securities, such as options, puts, calls or similar instruments; prepared variable forward contracts; equity swaps or other equity derivatives; zero cost dollars; exchange funds or “swap funds,” “spread betting” transactions (i.e., transactions speculating on share price movement) or other speculative transactions; and participation in certain pooled investment partnerships.  The policy also prohibits the pledging of Company securities or the holding of Company securities in margin accounts since securities held in a margin account may be sold by the broker without the customer’s consent if the customer fails to meet a margin call and any such margin sale may occur at a time when the pledgor is aware of material nonpublic information or otherwise is not permitted to trade in Company securities. The policy is reviewed annually and, if needed, updated by the Compensation Committee. A copy of the policy is available

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under “Governance Documents” at the “Leadership & Governance” sub-link of the Investor Relations drop-down menu on investor.arrow.com.

Severance Policy and Change in Control Agreements

The Company has a policy for severance (“Severance Policy”) and a change in control agreement (“Change in Control Retention Agreement”) for its executives. The Severance Policy and Change in Control Retention Agreements are described in detail in the section entitled “Agreements and Potential Payments upon Termination or Change in Control.”

Retirement Programs and Other Benefits

In keeping with its total compensation philosophy and in light of the need to provide a total compensation and benefits package that is competitive within the industry, the Compensation Committee believes that the retirement and other benefit programs discussed below are critical elements of the compensation package made available to the Company’s NEOs.

Qualified Plans

The NEOs participate in the 401(k) Plan, which is available to all of Arrow’s U.S. employees. Company contributions to the 401(k) Plan on behalf of the NEOs are included under the heading “All Other Compensation” in the Summary Compensation Table and specified under the heading “401(k) Plan Company Contribution” on the All Other Compensation — Detail Table.

Supplemental Executive Retirement Plan (“SERP”)

The Company maintains the SERP, a non-qualified, unfunded retirement plan in which, as of December 31, 2021, all then-current NEOs participated, the details of which are discussed in the heading “Supplemental Executive Retirement Plan” section. The Company has placed approximately $121 million in various investments to cover the ongoing costs of SERP payouts for both current and former executives. Please see the section captioned “Supplemental Executive Retirement Plan” for more information.

Management Insurance Program

Executives, including the NEOs, participate in Arrow’s Management Insurance Program. In the event of the death of a participating executive, the Company provides an after-tax death benefit to the executive’s named beneficiary equal to four times the executive’s annual target cash compensation. The benefit generally ends upon separation from service but is extended until the first day of the seventh month following separation from service in the event the participating executive’s actual commencement of benefit payments under the SERP are delayed pursuant to Section 409A of the Internal Revenue Code.

Tax and Accounting Considerations

A variety of tax and accounting considerations influence the Compensation Committee’s development and implementation of the Company’s compensation and benefit plans. Section 162(m) of the Code places a limit of $1 million on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our most highly paid executive officers. The Compensation Committee considers the deductibility of compensation as one factor in determining executive compensation. However, the Compensation Committee retains the discretion to award compensation that is not deductible as it believes that it is in the best interests of our shareholders to maintain flexibility in our approach to executive compensation in order to structure a program that we consider to be the most effective in attracting, motivating and retaining key executives. Accounting considerations also play a role in the design of our executive compensation program. Accounting rules require us to expense the grant date fair values of our equity awards (that is, the value of our equity awards based on U.S. GAAP), which reduces the amount of our reported profits under U.S. GAAP. Because of this stock-based expensing and the impact of dilution on our shareholders, we closely monitor the number, share amounts, and fair values of the equity awards granted each year.

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COMPENSATION OF THE
NAMED EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

The following table provides certain summary information concerning the compensation of the NEOs.

							Change in
							Pension
					Stock	Non-Equity	Value &
				Stock	Option	Incentive	NQDC	All Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	Year	($)	($)	($)(1)	($)(2)	($)(3)	($)(4)	($)(5)	($)
Michael J. Long	2021	1,320,000	—	6,000,028	—	5,406,000	—	29,451	12,755,479
Chairman, President, and Chief Executive Officer	2020	1,320,000	—	6,000,044	—	3,180,000	979,530	33,518	11,513,092
	2019	1,320,000	—	4,499,977	1,500,038	2,464,500	1,872,494	14,833	11,671,842
Sean J. Kerins	2021	750,000	—	2,300,083	—	1,275,000	1,027,429	16,654	5,369,166
Chief Operating Officer	2020	650,000	—	1,125,003	375,001	650,000	1,048,363	11,459	3,859,826
	2019	650,000	—	1,124,974	375,032	503,750	910,267	11,343	3,575,366
Christopher D. Stansbury	2021	700,000	—	1,600,100	—	1,190,000	644,363	27,862	4,162,325
Senior Vice President, Chief Financial Officer	2020	700,000	—	1,200,025	399,979	700,000	925,551	17,268	3,942,823
	2019	700,000	—	1,200,026	399,977	542,500	734,378	11,259	3,588,140
Vincent P. Melvin	2021	500,000	—	1,300,061	—	850,000	332,550	18,317	3,000,928
Senior Vice President, Chief Information Officer
Gretchen K. Zech	2021	500,000	—	1,300,061	—	850,000	373,549	11,922	3,035,532
Senior Vice President, Chief Governance, Sustainability, and Human Resources Officer(6)	2020	500,000	—	974,961	325,045	500,000	918,209	14,984	3,233,199
(1)	Amounts shown under the heading “Stock Awards” reflect the aggregate grant date fair values of such awards computed in accordance with FASB ASC Topic 718, excluding estimates of forfeitures related to performance-based compensation. For stock awards that are subject to performance conditions, such awards are computed based upon the probable outcome of the performance conditions as of the grant date. Assuming the maximum performance is achieved for stock awards that are subject to performance conditions, amounts shown under this heading for Messrs. Long, Kerins, Stansbury, and Melvin, and Ms. Zech would be $8,550,085, $3,227,664, $2,280,097, $1,852,587, and $1,852,587, respectively, for 2021; for Messrs. Long, Kerins, and Stansbury, and Ms. Zech would be $9,825,055, $1,762,483, $1,879,994, and $1,527,461, respectively, for 2020; for Messrs. Long, Kerins, and Stansbury, would be $7,049,964, $1,762,505, and $1,879,995, respectively, for 2019. Additional information on methodologies and assumptions made when calculating the grant date fair value of our stock awards is found in Note 12 to the Company’s Consolidated Financial Statements in its Annual Report on Form 10-K for the year ended December 31, 2021.
(2)	Amounts shown under the heading “Stock Option Awards” reflect the aggregate grant date fair values for stock option awards calculated in accordance with FASB ASC Topic 718 using the Black-Scholes option pricing model based on assumptions set forth in Note 12 to the Company’s Consolidated Financial Statements in its Annual Report on Form 10-K for the year ended December 31, 2021.
(3)	The amounts shown under “Non-Equity Incentive Compensation” are the actual amounts paid for achievement of both the financial and strategic goals related to the NEO’s annual cash incentive award.
(4)	The amounts shown under the heading “Change in Pension Value & NQDC Earnings” reflect the year-to-year change in the present value of each NEO’s accumulated pension plan benefit as discussed under the heading “Supplemental Executive Retirement Plan.” The change in actuarial present value of Mr. Long’s accumulated benefit under the SERP for 2021 was negative $1,353,291.

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(5)	See the All Other Compensation — Detail Table below.
(6)	Ms. Zech was appointed to this position on February 8, 2022. Prior to this appointment, and for all of fiscal 2021, Ms. Zech’s title was Senior Vice President, Chief Human Resources Officer.

ALL OTHER COMPENSATION — DETAIL

From the Summary Compensation Table above, this table sets forth the individual elements comprising each NEO’s 2021 “All Other Compensation.”

	Other	401(k) Plan Company	Total
Name	($)	Contribution ($)	($)
Michael J. Long (1)	17,851	11,600	29,451
Sean J. Kerins	5,054	11,600	16,654
Christopher D. Stansbury (2)	16,262	11,600	27,862
Vincent P. Melvin	6,717	11,600	18,317
Gretchen K. Zech	322	11,600	11,922

(1)	For Mr. Long, “Other” includes personal travel on aircraft, a sales recognition event, and imputed income.
(2)	For Mr. Stansbury, “Other” includes personal travel on aircraft, relocation expenses, and imputed income.

Mr. Long and Mr. Stansbury have been accompanied by family members during business travel on aircraft (of which the Company owns fractional shares) at no incremental cost to the Company. Mr. Long and Mr. Stansbury are responsible for their own taxes on any imputed income resulting from personal travel on aircraft by themselves or family members.

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GRANTS OF PLAN-BASED AWARDS

The following table provides information regarding the annual cash incentives, PSUs, and RSUs awarded in 2021. No stock options were awarded in 2021.

Grants of Plan-Based Awards
								All Other	All Other		Grant
								Stock	Option		Date
								Awards:	Awards:	Exercise	Fair Value
		Estimated Possible Payouts Under			Estimated Future Payouts			Number	Number of	or Base	of Stock
		Non-Equity Incentive Plan			Under Equity Incentive Plan			of Shares	Securities	Price of	and
		Awards (1)			Awards (2)			of Stock	Underlying	Option	Option
		Threshold	Target	Maximum	Threshold	Target	Maximum	or Units	Options	Awards	Awards
Name	Grant Date	($)	($)	($)	(#)	(#)	(#)	(#)(3)	(#)	($/Sh)	($)(4)
Michael J. Long	2021	1,272,000	3,180,000	5,406,000	—	—	—	—	—	—	—
	2/17/2021	—	—	—	4,225	28,167	52,109	—	—	106.51	3,000,067
	2/17/2021	—	—	—	—	—	—	28,166	—	106.51	2,999,961
Sean J. Kerins	2021	300,000	750,000	1,275,000	—	—	—	—	—	—	—
	2/17/2021	—	—	—	1,620	10,798	19,976	—	—	106.51	1,150,095
	2/17/2021	—	—	—	—	—	—	10,797	—	106.51	1,149,988
Christopher D. Stansbury	2021	280,000	700,000	1,190,000	—	—	—	—	—	—	—
	2/17/2021	—	—	—	1,127	7,511	13,895	—	—	106.51	799,997
	2/17/2021	—	—	—	—	—	—	7,512	—	106.51	800,103
Vincent P. Melvin	2021	200,000	500,000	850,000	—	—	—	—	—	—	—
	2/17/2021	—	—	—	915	6,103	11,291	—	—	106.51	650,031
	2/17/2021	—	—	—	—	—	—	6,103	—	106.51	650,031
Gretchen K. Zech	2021	200,000	500,000	850,000	—	—	—	—	—	—	—
	2/17/2021	—	—	—	915	6,103	11,291	—	—	106.51	650,031
	2/17/2021	—	—	—	—	—	—	6,103	—	106.51	650,031
(1)	These columns indicate the potential payout for both the financial and strategic goals related to the NEO’s annual cash incentive award. The “Threshold” for incentive payment is 75% achievement of target for both the financial goal and the strategic goals. The payout at “Threshold” is 25% of target incentive for the financial goal and 75% for the strategic goals, resulting in an overall payout of 40% at “Threshold.” The “Maximum” for incentive payment is 125% achievement of target for the financial goal and 100% achievement of target for the strategic goals. The payout at “Maximum” is 200% of target incentive for the financial goal and 100% for the strategic goals, resulting in an overall payout of 170% at “Maximum.” The actual amounts paid to each of the NEOs under this plan for each year are included under the heading “Non-Equity Incentive Compensation” on the Summary Compensation Table. Please see the section captioned “Annual Cash Incentives” in the Compensation Discussion and Analysis for more information.
(2)	These columns indicate the potential number of units which will be earned based upon each of the NEO’s PSU awards granted in 2021. Assuming a payout of greater than zero units, the threshold unit payout begins at 15% of the target number of units up to a maximum payout of 185% of the target number of units. The grant amount is equal to the target amount at achievement of 100%. PSUs vest, if at all, depending on whether vesting conditions are met, on the last day of the fiscal year coincident with the end of the three-year performance period. Please see section captioned “Long-Term Incentive Awards” in the Compensation Discussion and Analysis for more information.
(3)	This column reflects the number of RSUs granted in 2021. RSUs vest in 25% annual increments on the first through fourth anniversaries of the grant date. Please see the section captioned “Long-Term Incentive Awards” in the Compensation Discussion and Analysis for more information.
(4)	Grant date fair values for RSUs and PSUs are calculated in accordance with FASB ASC Topic 718, reflecting the number of shares awarded (at target for the PSUs) multiplied by the grant date closing market price of Arrow common stock.

56

2022 ANNUAL
PROXY STATEMENT

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The Outstanding Equity Awards as Fiscal year End Table shows: (i) the number of outstanding stock option awards that are vested and unvested as of December 31, 2021; (ii) the exercise price and expiration date of those options; (iii) the aggregate number and value of all unvested restricted stock units as of December 31, 2021; and (iv) the aggregate number and value of all performance stock units as of December 31, 2021, granted under a performance plan whose performance period has not yet been completed.

The values ascribed to the awards in the table below may or may not be realized by their recipients, depending on the share prices at the time of vesting or exercise and the achievement of the metrics upon which the performance awards depend. The award values are based on the closing price of the Company’s common stock on December 31, 2021, which was $134.27. For each NEO, the fair value of stock awards and stock option awards at the date of grant, based upon the probable outcome of performance conditions, if applicable, is included in the Summary Compensation Table above. For additional information regarding the impact of a change in control of the Company on equity awards, see the section below entitled “Performance Stock Unit, Restricted Stock Unit, and Non-Qualified Stock Option Award Agreements.”

Outstanding Equity Awards at Fiscal Year-End
	Option Awards					Stock Awards
									Equity	Equity Incentive
									Incentive	Plan Awards:
								Market	Plan Awards;	Market or
								Value of	Number of	Payout Value
		Number of	Number of				Number of	Shares or	Unearned	of Unearned
		Securities	Securities				Shares or	Units of	Shares, Units	Shares, Units
		Underlying	Underlying				Units of	Stock Held	or Other	or Other
		Unexercised	Unexercised	Option	Option	Stock	Stock Held	That Have	Rights That	Rights That
	Option	Options –	Options –	Exercise	Expiration	Award	That Have	Not Yet	Have Not	Have Not Yet
	Grant	Exercisable	Unexercisable	Price	Date	Grant	Not Vested	Vested	Yet Vested	Vested
Name	Date(1)	(#)(1)	(#)(1)	($)(1)	(1)	Date	(#)(2)	($)(2)	(#)(3)	($)(3)
Michael J. Long	02/20/2018	—	16,214	81.95	02/18/2028	02/20/2018	4,576	614,420	—	—
	02/19/2019	—	33,074	81.05	02/16/2029	02/19/2019	9,253	1,242,400	—	—
		—	—	—	—	02/19/2020	14,201	1,906,768	—	—
		—	—	—	—	02/17/2021	28,166	3,781,849	—	—
		—	—	—	—	02/20/2018	29,286	3,932,231	—	—
		—	—	—	—	02/19/2019	—	—	37,014	4,969,870
		—	—	—	—	02/19/2020	—	—	56,804	7,627,073
		—	—	—	—	02/17/2021	—	—	28,167	3,781,983
Sean J. Kerins	02/19/2013	8,687	—	41.56	02/17/2023	—	—	—	—	—
	02/18/2014	7,043	—	56.71	02/17/2024	—	—	—	—	—
	02/17/2015	11,783	—	62.13	02/16/2025	—	—	—	—	—
	02/23/2016	14,880	—	56.43	02/22/2026	—	—	—	—	—
	02/21/2017	14,370	—	73.86	02/19/2027	—	—	—	—	—
	02/20/2018	10,541	3,513	81.95	02/18/2028	02/20/2018	991	133,062	—	—
	02/19/2019	8,270	8,268	81.05	02/16/2029	02/19/2019	2,312	310,432	—	—
	02/19/2020	4,553	13,658	79.22	02/19/2030	02/19/2020	3,550	476,659	—	—
		—	—	—	—	02/17/2021	10,797	1,449,713	—	—
		—	—	—	—	02/19/2019	—	—	9,254	1,242,535
		—	—	—	—	02/19/2020	—	—	9,467	1,271,134
		—	—	—	—	02/17/2021	—	—	10,798	1,449,847

57

2022 ANNUAL
PROXY STATEMENT

Outstanding Equity Awards at Fiscal Year-End
	Option Awards					Stock Awards
									Equity	Equity Incentive
									Incentive	Plan Awards:
								Market	Plan Awards;	Market or
								Value of	Number of	Payout Value
		Number of	Number of				Number of	Shares or	Unearned	of Unearned
		Securities	Securities				Shares or	Units of	Shares, Units	Shares, Units
		Underlying	Underlying				Units of	Stock Held	or Other	or Other
		Unexercised	Unexercised	Option	Option	Stock	Stock Held	That Have	Rights That	Rights That
	Option	Options –	Options –	Exercise	Expiration	Award	That Have	Not Yet	Have Not	Have Not Yet
	Grant	Exercisable	Unexercisable	Price	Date	Grant	Not Vested	Vested	Yet Vested	Vested
Name	Date(1)	(#)(1)	(#)(1)	($)(1)	(1)	Date	(#)(2)	($)(2)	(#)(3)	($)(3)
Christopher D. Stansbury	02/21/2017	9,675	—	73.86	02/19/2027	—	—	—	—	—
	02/20/2018	10,134	3,378	81.95	02/18/2028	02/20/2018	953	127,959	—	—
	02/19/2019	8,820	8,818	81.05	02/16/2029	02/19/2019	2,468	331,378	—	—
	02/19/2020	4,856	14,568	79.22	02/19/2030	02/19/2020	3,787	508,480	—	—
		—	—	—	—	02/17/2021	7,512	1,008,636	—	—
		—	—	—	—	03/12/2018	4,441	596,293	—	—
		—	—	—	—	02/19/2019	—	—	9,870	1,325,245
		—	—	—	—	02/19/2020	—	—	10,098	1,355,858
		—	—	—	—	02/17/2021	—	—	7,511	1,008,502
Vincent P. Melvin	02/20/2018	7,296	2,432	81.95	02/18/2028	02/20/2018	686	92,109	—	—
	02/19/2019	7,166	7,165	81.05	02/16/2029	02/19/2019	2,004	269,077	—	—
	02/19/2020	3,947	11,838	79.22	02/19/2030	02/19/2020	3,076	413,015	—	—
		—	—	—	—	02/17/2021	6,103	819,450	—	—
		—	—	—	—	02/19/2019	—	—	8,020	1,076,845
		—	—	—	—	02/19/2020	—	—	8,205	1,101,685
		—	—	—	—	02/17/2021	—	—	6,103	819,450
Gretchen K. Zech	02/21/2017	2,936	—	73.86	02/19/2027	—	—	—	—	—
	02/20/2018	8,108	2,702	81.95	02/18/2028	02/20/2018	762	102,314	—	—
	02/19/2019	7,166	7,165	81.05	02/16/2029	02/19/2019	2,004	269,077	—	—
	02/19/2020	3,947	11,838	79.22	02/19/2030	02/19/2020	3,076	413,015	—	—
		—	—	—	—	02/21/2021	6,103	819,450	—	—
		—	—	—	—	02/19/2019	—	—	8,020	1,076,845
		—	—	—	—	02/19/2020	—	—	8,205	1,101,685
		—	—	—	—	02/17/2021	—	—	6,103	819,450

(1)	These columns reflect the grant date, number of options exercisable and unexercisable, exercise price, and expiration date for all stock options under each award. All of the awards were issued under the Company's LTIP. Accordingly, all stock options: (a) have an exercise price equal to the closing market price of the Company’s common stock on the grant date; (b) vest in four equal amounts on the first, second, third, and fourth anniversaries of the grant date; and (c) expire ten years after the grant date.
(2)	These columns reflect the number of unvested restricted stock units held by each NEO under each award and the associated value. The dollar value of those units is calculated using the closing market price of the Company’s common stock on December 31, 2021. RSUs vest in four equal amounts on the first, second, third, and fourth anniversaries of the grant date. Mr. Long received an additional RSU award on February 20, 2018, that vest in five equal amounts on the first, second, third, fourth, and fifth anniversaries of the grant date. Mr. Stansbury received an RSU award on March 12, 2018, that vest in four equal amounts on the first, second, third, and fourth anniversaries of the grant date.

58

2022 ANNUAL
PROXY STATEMENT

(3)	These columns show the number of shares of Arrow common stock each NEO would receive under each grant of performance stock units, assuming that the performance criteria achievement is 100%. The dollar value of those stock units is calculated using the closing market price of the Company’s common stock on December 31, 2021. PSUs vest after the end of the three-year performance period and after the Compensation Committee determines the attainment level.

The following table sets forth the maximum potential number of PSUs which may be awarded to each of the NEOs for PSU awards granted in 2021, 2020, and 2019. Please see section captioned “Long-Term Incentive Awards” in the Compensation Discussion and Analysis for more information.

	Maximum Performance Stock Units
Name	February 19, 2019	February 19, 2020	February 17, 2021
Michael J. Long	68,476	105,087	52,109
Sean J. Kerins	17,120	17,514	19,976
Christopher D. Stansbury	18,260	18,681	13,895
Vincent P. Melvin	14,837	15,179	11,291
Gretchen K. Zech	14,837	15,179	11,291

STOCK VESTED AND OPTIONS EXERCISED IN 2021

The following table provides information concerning the value realized by each NEO upon the vesting of restricted and performance units and the exercise of stock options during 2021.

The value realized on the vesting of restricted and performance units is based on the number of shares vesting and the closing market price of the Company’s common stock on the vesting date. The value realized on the exercise of stock options shown below is based on the difference between the exercise price per share paid by the executive and the closing market price of the Company’s common stock on the exercise date.

Stock Vested and Options Exercised
	Stock Awards		Option Awards
	Number of		Number of
	Shares Acquired	Value Realized	Shares Acquired	Value Realized
	on Vesting	on Vesting	on Exercise	on Exercise
Name	(#)	($)	(#)	($)
Michael J. Long	75,024	7,820,631	225,433	8,385,864
Sean J. Kerins	13,268	1,379,768	—	—
Christopher D. Stansbury	17,357	1,810,880	4,200	222,714
Vincent P. Melvin	9,512	989,617	40,015	2,308,238
Gretchen K. Zech	10,481	1,090,316	42,834	1,983,957

59

2022 ANNUAL
PROXY STATEMENT

DEFERRED COMPENSATION PLANS

The Executive Deferred Compensation Plan (“EDCP”) was frozen as of December 31, 2019. None of the current NEOs participated in the EDCP.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

Arrow maintains a non-qualified Supplemental Executive Retirement Plan under which the Company will pay pension benefits to certain employees upon retirement or as a  result of certain other termination events. Ten current executives participate in the SERP as of December 31, 2021. The Board determines participant eligibility, and each of the NEOs participates in the SERP.

The typical gross SERP benefit is calculated by multiplying 2.5% of final average compensation (salary plus targeted incentive compensation) by the participant’s years of credited service (SERP participation) up to a maximum of 18 years. Final average compensation is ordinarily the highest average of any three years during the participant’s final five years of service. Both final average compensation and service are frozen as of normal retirement date (age 60). The gross benefit is reduced by the value of hypothetical defined contribution plan contributions and 50% of Social Security.

The benefit described above is payable at age 60 for participants who remain in service until that time. In addition, participants are eligible for early retirement at age 55 or when combined years of age and service equals at least 72, if later. Benefits are reduced by 7% per year that retirement precedes age 60. Except as provided below, no benefits are payable for termination prior to retirement eligibility. The normal form of benefits provided is a single life annuity with 60 monthly payments guaranteed. Other annuity payment forms are also available.

The years of credited service for each of the NEOs and the present value of their respective accumulated benefits as of December 31, 2021, are set out on the following table. None of the NEOs received any payments under the SERP in or with respect to 2021. As of December 31, 2021, Mr. Long was the only NEO eligible for retirement. The present value calculation assumes each recipient remains employed until normal retirement age (generally at age 60) or December 31, 2021, for those beyond normal retirement age. The remainder of the assumptions underlying the calculation of the present value of the benefits are discussed in Note 13 to the Company’s Consolidated Financial Statements in its Annual Report on Form 10-K for the year ended December 31, 2021.

Pension Benefits
	Number of Years of	Present Value of	Payments During
	Credited Service	Accumulated Benefit	Last Fiscal Year
Name	(#)	($)	($)
Michael J. Long	18.00	20,269,789	—
Sean J. Kerins	7.58	4,273,796	—
Christopher D. Stansbury	5.58	2,940,419	—
Vincent P. Melvin	15.25	6,328,147	—
Gretchen K. Zech	10.08	3,597,040	—

The SERP provides that if a participant’s employment is terminated involuntarily without “cause” or voluntarily for “good reason,” in either case within two years after a “change in control” of the Company, the participant will receive an annual benefit under the SERP upon reaching age 60. The payment amount is based on the amount accrued up to the time of the termination. No payments will be made if the participant is not yet age 50 at the time of the “change in control” related termination.

60

2022 ANNUAL
PROXY STATEMENT

Should a participant become disabled before retiring, his or her accrued SERP benefits will generally commence at age 60, subject to reduction for Company-paid disability benefits received for the same payment period and for termination prior to age 60.

Benefits under the SERP may terminate, with no further obligation to the recipient, if the participant becomes involved in any way with an entity that competes with Arrow (except for limited ownership of stock in a publicly traded company).

The present values of the SERP benefits accrued through year-end by the NEOs in the event of termination, death, disability, or a change in control of the Company are set forth on the Potential Payouts Upon Termination Table.

61

2022 ANNUAL
PROXY STATEMENT

AGREEMENTS AND POTENTIAL PAYOUTS
UPON TERMINATION OR CHANGE IN CONTROL

The Company does not enter into employment agreements with senior management. The Company does, however, have a common Severance Policy and an Executive Change in Control Retention Agreement for its executives.

SEVERANCE POLICY

Under the current Severance Policy, upon an involuntary termination of employment of any of the NEOs without “cause,” the Company will pay such NEO a pro-rata portion of his or her annual cash incentive with respect to the year of termination plus his or her base salary and annual cash incentive (prorated as applicable) for eighteen (18) months (twenty-four (24) months for the CEO) (in each case, “Severance Period”). Salary continuation payments would be made in accordance with the Company’s customary payroll practices. Annual cash incentive awards, if any, would be paid on the date they are normally paid to the Company’s then-current executives. Each NEO also would receive continuation of health care benefit coverage at the same level of coverage through the Severance Period or equivalent benefits, as determined in the sole reasonable discretion of the Compensation Committee. The Company will also reimburse the NEO for the cost of outplacement services up to a maximum of $50,000 ($75,000 for the CEO). The Severance Policy imposes an affirmative duty on each NEO to seek substitute employment that is reasonably comparable to such NEO’s employment with the Company to mitigate the severance payments and benefits provided under the Severance Policy. The Company can offset certain of those sums earned elsewhere. The Severance Policy is subject to change at the discretion of the Compensation Committee.

As a condition to receiving these benefits, the Severance Policy requires the NEO to execute a general release of claims and a restrictive covenants agreement in favor of the Company. Generally, under the restrictive covenants agreement, the NEO must agree to covenants providing for the confidentiality of the Company’s information and non-competition and non-solicitation of the Company’s employees and customers for a period equal to the Severance Period.

In the case of termination of the NEO’s employment without “cause,” his or her outstanding equity-based awards would continue to vest through the duration of the Severance Period. Equity-based awards that do not vest before the end of the Severance Period would be forfeited. Vested stock options would remain exercisable until the earlier of the expiration of the Severance Period or the expiration date as provided in the applicable award agreement.

Unvested equity-based awards held by NEOs would vest in the event of death or disability. Vested stock options would remain exercisable until the expiration date of such stock option, as provided in the applicable award agreement. Also, any shares to which an NEO is entitled by reason of a vested PSU would be delivered within thirty days following the date of his or her death or disability.

62

2022 ANNUAL
PROXY STATEMENT

PARTICIPATION AGREEMENTS

Each NEO who consented to the early termination of his or her employment and change in control agreements in 2013 was eligible to enter into a Participation Agreement with the Company (“Participation Agreement”). Under the Participation Agreement, the Company: (i) is prohibited from modifying or amending certain terms of the Severance Policy as they relate to that NEO and (ii) will provide severance benefits upon termination for “good reason” at a benefit level equal to that provided under the Severance Policy upon an involuntary termination of employment without “cause” of such NEO. “Good reason” terminations include the executive terminating as a result of the Company reducing the executive’s base salary or incentive target; any adverse change in the executive’s position; and any material diminution in the executive’s duties, responsibilities, or authority. Messrs. Long and Melvin and Ms. Zech were the only current NEOs eligible to enter into a Participation Agreement, and they all did so. The Company does not expect to enter into any such Participation Agreements in the future.

CHANGE IN CONTROL RETENTION AGREEMENTS

Each of the NEOs is a party to a Change in Control Retention Agreement. The purpose of the Change in Control Retention Agreements is to provide the NEOs with certain compensation and benefits in the event of an involuntary termination of employment without “cause” or resignation for “good reason,” in either case within twenty-four (24) months following a “change in control.” Examples of termination for “cause” include terminations for a felony conviction; willful failure to perform duties; willful misconduct; and willful failure to abide by any lawful policy adopted by the Company. “Good reason” terminations include the executive terminating as a result of the Company reducing the executive’s base salary or incentive target; any adverse change in the executive’s position; and any material diminution in the executive’s duties, responsibilities, or authority. If an NEO receives benefits under his or her Change in Control Retention Agreement, the NEO will not receive severance payments under the Severance Policy or Participation Agreement (if applicable).

Under the Change in Control Retention Agreements, the NEOs are eligible for compensation and benefits if, within two years following a “change in control date,” the NEO’s employment is terminated without “cause” by the Company or for “good reason” by the executive, each as defined in the Change in Control Retention Agreement. In such event, the terminated NEO is entitled to receive a lump sum cash payment in the aggregate of the following amounts: (i) all unpaid base salary, earned vacation, and earned but unpaid benefits and awards through the date of termination; (ii) three times (for the CEO) or two times (for all other NEOs) the sum of (a) the greater of such NEO’s annual base salary in effect immediately prior to the change in control date or the date of termination and (b) the greater of such NEO’s target annual cash incentive in effect immediately prior to the change in control date or the date of termination; (iii) a prorata annual cash incentive award for the calendar year of termination (determined on the basis of actual performance); and (iv) continuation of coverage under the Company’s health care plan for a period not to exceed twenty-four (24) months (thirty-six (36) months for the CEO).

The estimated payments that the NEOs would receive under their respective Change in Control Retention Agreements are set forth in the Potential Payouts Upon Termination Table. However, the severance payments to the NEOs pursuant to Change in Control Retention Agreements may be limited in certain circumstances. Specifically, the Change in Control Retention Agreements provide that if an amount payable to an NEO would be treated as an “excess parachute payment,” and would therefore reduce the tax deductibility by the Company and result in an excise tax being imposed on the NEO, then the severance payment will be reduced to a level sufficient to avoid these adverse consequences. However, if the severance payment amounts payable to the NEO, taking into account the effect of all of the applicable taxes, including the excise tax imposed, would be greater than the amount payable if the amount were reduced as described above, the NEO would receive this greater amount, without consideration for the impact this payment may have on the Company’s tax-deductibility of such payment.

63

2022 ANNUAL
PROXY STATEMENT

The Change in Control Retention Agreement does not affect the rights and benefits to which NEOs are entitled under any of the Company’s equity compensation plans, which such rights and benefits are governed by the terms and conditions of the relevant plans and award agreements.

IMPACT OF SECTION 409A OF THE INTERNAL REVENUE CODE

Each of the Change in Control Retention Agreements between the Company and the NEOs has provisions that ensure compliance with Section 409A of the Internal Revenue Code, by deferring any payment due upon termination of employment for up to six months to the extent required by Section 409A of the Internal Revenue Code and adding an interest component to the amount due for the period of deferral (at the then-current six- month Treasury rate).

POTENTIAL PAYOUTS UPON TERMINATION

The following table sets forth the estimated payments and value of benefits that each of the NEOs would be entitled to receive under his or her Change in Control Retention Agreement and the Severance Policy, including the Participation Agreements, as applicable, in the event of the termination of employment under various scenarios, assuming that the termination occurred on December 31, 2021. The amounts represent the entire value of the estimated liability, even if some or all of that value has been disclosed elsewhere in this Proxy Statement. Actual amounts that the Company may pay out and the assumptions used in arriving at such amounts can only be determined at the time of such executive’s termination or the change in control and could differ materially from the amounts set forth below.

The NEOs are not entitled to receive any payment at, following, or in connection with the termination of his or her employment for cause.

In both the table below and the Share-Based Award Agreement Terms Related to Post-Employment Scenarios Table which follows it:

>	Death refers to the death of the executive;
>	Disability refers to the executive becoming permanently and totally disabled during the term of employment;
>	Termination Without Cause or Resignation for Good Reason means that the executive is asked to leave the Company for some reason other than “cause” (as defined in the Severance Policy) or the executive voluntarily leaves the Company for “good reason” (as defined in the Participation Agreement, if applicable, which generally includes the Company failing to allow the executive to continue in a then-current or an improved position, or where the executive’s reporting relationship is changed so that he or she no longer reports to the CEO, and as further defined in each applicable Participation Agreement);
>	Change in Control Termination means the occurrence of both a change in control of the Company and the termination of the executive’s employment without “cause” or resignation for “good reason” within two years following the change in control; and
>	Retirement means the executive’s voluntary departure at or after retirement age as defined by the Company’s SERP (typically, age 60). As of December 31, 2021, Mr. Long was eligible for normal retirement. Each executive is eligible for early retirement in the event that such executive reaches the age of 55 and the combined years of age and service equals at least 72. As of December 31, 2021, Messrs. Kerins and Melvin were eligible for early retirement.

64

2022 ANNUAL
PROXY STATEMENT

Potential Payouts Upon Termination
				Termination
				Without "Cause"
				or	Change in
				Resignation for	Control
		Death	Disability	"Good Reason"	Termination	Retirement
Name	Benefit	($) (1)	($) (2)	($) (3) (4)	($) (5)	($) (6) (7)
Michael J. Long	Severance Payment	—	—	2,640,000	13,500,000	—
	Prorated Annual Cash Incentive	3,180,000	3,180,000	3,180,000	3,180,000	—
	Annual Cash Incentive (Severance)	—	—	4,452,000	—	—
	TOTAL Annual Cash Incentives	3,180,000	3,180,000	7,632,000	3,180,000	—
	Performance Stock Unit Awards (8)	16,378,926	16,378,926	16,378,926	16,378,926	16,378,926
	Non-Qualified Stock Option Awards (8)	2,608,515	2,608,515	2,608,515	2,608,515	2,608,515
	Restricted Stock Unit Awards (8)	11,477,668	11,477,668	11,477,668	11,477,668	7,545,437
	TOTAL Long-Term Incentive Awards	30,465,109	30,465,109	30,465,109	30,465,109	26,532,878
	Management Insurance Benefit	18,000,000	—	—	—	—
	Welfare Benefits Continuation	—	5,959	24,167	18,125	—
	Outplacement Services	—	—	75,000	—	—
	Supplemental Executive Retirement Plan	—	19,914,830	20,269,789	19,914,830	20,269,789
	TOTAL	51,645,109	53,565,898	61,106,065	67,078,064	46,802,667
Sean J. Kerins	Severance Payment	—	—	1,125,000	3,000,000	—
	Prorated Annual Cash Incentive	750,000	750,000	750,000	750,000	—
	Annual Cash Incentive (Severance)	—	—	787,500	—	—
	TOTAL Annual Cash Incentives	750,000	750,000	1,537,500	750,000	—
	Performance Stock Unit Awards (8)	3,963,516	3,963,516	2,513,669	3,963,516	—
	Non-Qualified Stock Option Awards (8)	1,375,696	1,375,696	1,125,108	1,375,696	—
	Restricted Stock Unit Awards (8)	2,369,866	2,369,866	1,486,235	2,369,866	—
	TOTAL Long-Term Incentive Awards	7,709,078	7,709,078	5,125,012	7,709,078	—
	Management Insurance Benefit	6,000,000	—	—	—	—
	Welfare Benefits Continuation	—	3,037	9,238	12,317	—
	Outplacement Services	—	—	50,000	—	—
	Supplemental Executive Retirement Plan	—	4,173,269	4,245,661	4,173,269	4,245,661
	TOTAL	14,459,078	12,635,384	12,092,411	15,644,664	4,245,661
Christopher D. Stansbury	Severance Payment	—	—	1,050,000	2,800,000	—
	Prorated Annual Cash Incentive	700,000	700,000	700,000	700,000	—
	Annual Cash Incentive (Severance)	—	—	735,000	—	—
	TOTAL Annual Cash Incentives	700,000	700,000	1,435,000	700,000	—
	Performance Stock Unit Awards (8)	3,689,605	3,689,605	2,681,103	3,689,605	—
	Non-Qualified Stock Option Awards (8)	1,447,999	1,447,999	1,180,677	1,447,999	—
	Restricted Stock Unit Awards (8)	2,572,747	2,572,747	1,898,981	2,572,747	—
	TOTAL Long-Term Incentive Awards	7,710,351	7,710,351	5,760,761	7,710,351	—
	Management Insurance Benefit	5,600,000	—	—	—
	Welfare Benefits Continuation	—	8,707	26,483	35,310	—
	Outplacement Services	—	—	50,000	—	—
	Supplemental Executive Retirement Plan	—	2,116,372	—	2,884,040	—
	TOTAL	14,010,351	10,535,430	8,322,244	14,129,701	—

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2022 ANNUAL
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Potential Payouts Upon Termination
				Termination
				Without "Cause"
				or	Change in
				Resignation for	Control
		Death	Disability	"Good Reason"	Termination	Retirement
Name	Benefit	($) (1)	($) (2)	($) (3) (4)	($) (5)	($) (6) (7)
Vincent P. Melvin	Severance Payment	—	—	750,000	2,000,000	—
	Prorated Annual Cash Incentive	500,000	500,000	500,000	500,000	—
	Annual Cash Incentive (Severance)	—	—	525,000	—	—
	TOTAL Annual Cash Incentives	500,000	500,000	1,025,000	500,000	—
	Performance Stock Unit Awards (8)	2,997,981	2,997,981	2,178,531	2,997,981	—
	Non-Qualified Stock Option Awards (8)	1,160,245	1,160,245	943,018	1,160,245	—
	Restricted Stock Unit Awards (8)	1,593,651	1,593,651	1,046,366	1,593,651	—
	TOTAL Long-Term Incentive Awards	5,751,877	5,751,877	4,167,915	5,751,877	—
	Management Insurance Benefit	4,000,000	—	—	—	—
	Welfare Benefits Continuation	—	8,707	26,483	35,310	—
	Outplacement Services	—	—	50,000	—	—
	Supplemental Executive Retirement Plan	—	6,011,947	6,115,485	6,011,947	6,115,485
	TOTAL	10,251,877	12,272,531	12,134,883	14,299,134	6,115,485
Gretchen K. Zech	Severance Payment	—	—	750,000	2,000,000	—
	Prorated Annual Cash Incentive	500,000	500,000	500,000	500,000	—
	Annual Cash Incentive (Severance)	—	—	525,000	—	—
	TOTAL Annual Cash Incentives	500,000	500,000	1,025,000	500,000	—
	Performance Stock Unit Awards (8)	2,997,981	2,997,981	2,178,531	2,997,981	—
	Non-Qualified Stock Option Awards (8)	1,174,372	1,174,372	957,145	1,174,372	—
	Restricted Stock Unit Awards (8)	1,603,855	1,603,855	1,056,571	1,603,855	—
	TOTAL Long-Term Incentive Awards	5,776,208	5,776,208	4,192,247	5,776,208	—
	Management Insurance Benefit	4,000,000	—	—	—	—
	Welfare Benefits Continuation	—	5,754	17,502	23,336	—
	Outplacement Services	—	—	50,000	—	—
	Supplemental Executive Retirement Plan	—	1,961,404	—	3,526,993	—
	TOTAL	10,276,208	8,243,366	6,034,749	11,826,537	—

The benefits listed below are provided in accordance with the Executive Change in Control Retention Agreement, the Executive Severance Policy, applicable equity award agreements, the Management Insurance Program, and the Supplemental Executive Retirement Plan.

(1)	Death

(a) A prorated annual cash incentive award for the calendar year of termination, based upon actual performance

(b) Immediate vesting of all unvested equity awards

(c) A lump-sum cash payment equal to four times the executive’s Total Target Cash Compensation, net of tax

(2)	Disability

(a) A prorated annual cash incentive award for the calendar year of termination, based upon actual performance

(b) Immediate vesting of all unvested equity awards

(c) Continued medical coverage under Arrow’s health plan for one-hundred eighty days

(d) SERP benefit payments begin at normal retirement date but reduced by the Early Payment Discount to reflect the date of disability

(3)	Termination Without Cause

(a) A prorated annual cash incentive award for the calendar year of termination, based upon actual performance

(b) During the eighteen-month severance period (twenty-four-month severance period for the CEO)

i.   Salary continuation

ii.  Annual cash incentive award, based upon actual performance, but adjusted for 0% achievement for MBO performance

iii. Equity award vesting continues

iv. Continued medical coverage under Arrow’s health plan or equivalent cash value

(c) SERP benefit payments begin if termination date is after the earliest retirement date

(d) Reimbursement for outplacement expenses – up to $50,000 ($75,000 for the CEO)

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(4)	As of December 31, 2021, of the NEOs, only Mr. Long, Mr. Melvin, and Ms. Zech were eligible to receive payments if he/she resigned for “good reason.” The numbers reflected for Messrs. Kerins and Stansbury only apply in cases of termination without “cause.”
(5)	Change in Control Termination

(a) A lump-sum cash payment equal to two times the executive’s total target cash compensation (three times for the CEO)

(b) A prorated annual cash incentive award for the calendar year of termination, based upon actual performance

(c) Immediate vesting of all unvested equity awards

(d) Continued medical coverage under Arrow’s health plan for the earlier of (i) twenty-four months (thirty-six months for the CEO) after the termination date and (ii) attaining age 65; thus, Mr. Long would receive eighteen months instead of thirty-six months of continued medical coverage

(e) SERP benefit payments begin at age 60 based upon Years of SERP Participation as of the termination date, but with no Early Payment Discount

(6)	Retirement

(a) If eligible for normal retirement, equity award vesting continues in accordance with their respective vesting schedules; stock options would remain exercisable for the remainder of their original term

(b) SERP benefit payments begin if the termination date is after the earliest retirement date

(7)	Mr. Long was eligible for normal retirement as of August 1, 2018; Mr. Kerins and Mr. Melvin were eligible for early retirement as of February 1, 2021, and January 1, 2021, respectively
(8)	Long-Term Incentive Awards

(a) The categories “Performance Stock Unit Awards” and “Restricted Stock Unit Awards” include restricted award grants made to the NEOs that were subject to performance criteria that required the Company to achieve non-GAAP net income greater than zero or they would be canceled

(b) PSUs and RSUs are valued at the closing market price on December 31, 2021

(c) In the-money stock options are valued based on the difference between the exercise price of the in-the-money options and the closing market price of the Company’s common stock on December 31, 2021

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2022 ANNUAL
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PERFORMANCE STOCK UNIT, RESTRICTED STOCK UNIT, AND NON-QUALIFIED STOCK OPTION AWARD AGREEMENTS

The various share and share-based awards made to the NEOs are evidenced by written agreements, each of which contains provisions addressing alternative termination scenarios. The provisions applicable to NEOs are summarized in the following table for grants in 2021.

Share-based Award Agreement Terms Related to Post-Employment Scenarios
Award Type	Death or Disability	Termination Without Cause or Resignation for Good Reason (1)	Involuntary Termination Without Cause Within Two Years Following a Change in Control	Retirement at Normal Retirement Age	Involuntary Termination for Cause	Voluntary Resignation

Performance Awards

If performance cycle has ended, any remaining unvested awards vest immediately based on performance criteria achievement. If performance cycle has not ended, the target number of awards vest immediately

Awards with vesting dates falling within the Severance Period (as described in the Severance Policy) will vest, contingent upon satisfaction of performance criteria, if applicable, but subject to forfeiture in the event of non-compete violation.

			If performance cycle has ended, any remaining unvested awards vest immediately. If performance cycle has not ended, the target number of awards vest immediately	Vesting continues on schedule (based on performance during performance cycle), subject to forfeiture in the event of non-compete violation.	Unvested awards are forfeited.	Unvested awards are forfeited.

Restricted Awards	Unvested awards vest immediately.

Awards with vesting dates falling within the Severance Period (as described in the Severance Policy) will vest, contingent upon satisfaction of performance criteria, if applicable, but subject to forfeiture in the event of non-compete violation.

			Unvested awards vest immediately.	Vesting continues on schedule, subject to forfeiture in the event of non-compete violation.	Unvested awards are forfeited.	Unvested awards are forfeited.

Stock Options	All options vest immediately and remain exercisable until original expiration date (ten years from grant date).

Options with vesting dates falling within the Severance Period (as described in the Severance Policy) will vest, contingent upon satisfaction of performance criteria, if applicable, but subject to forfeiture in the event of non-compete violation. All vested options remain exercisable until the earlier of the expiration of the Severance Period or the applicable stock option award.

All options vest immediately, entire award exercisable until original expiration date (ten years from grant date).

Unvested options continue to vest on schedule. Options remain exercisable for the lesser of 7 years from grant date or the remaining term of the option. All options are subject to forfeiture in the event of non-compete violation.

					Vested and unvested options are forfeited.	Unvested options are forfeited. Vested options remain exercisable for 90 days following termination.

(1)	Of the current NEOs, only Messrs. Long and Melvin and Ms. Zech are eligible for the rights described if he or she resigns for “good reason.” The rights described in this column apply to Messrs. Kerins and Stansbury only if terminated without “cause.”

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2022 ANNUAL
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CEO PAY RATIO

In compliance with the pay ratio disclosure requirement of the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Company is providing the following information about the ratio of the annual total compensation paid to the individual identified as its median paid employee and the annual total compensation of the CEO, Mr. Long. The 2021 annual total compensation of the individual identified as the median paid employee, other than the Company’s CEO, was $66,172. Mr. Long’s 2021 annual total compensation was $12,755,479, as reported in the Summary Compensation Table. As a result, we estimate that for 2021, the ratio of these amounts was 1-to-193.

The following summarizes the methodology, material assumptions, adjustments, and estimates the Company used for calculating the CEO pay ratio:

>	Employee Measurement Date: The Company utilized the entire global population of approximately 20,700 eligible employees on December 31, 2021.
>	Exclusions: The number of US and non-US employees prior to exemption were approximately 4,900 and 15,800, respectively. Inactive employees on long term leave were excluded (106). Employees from the following non-US jurisdictions that collectively constitute 5% or less of the total global workforce were excluded: Mexico (866), Morocco (113), Thailand (38), and Romania (12). The total number of employees excluded was approximately 1,135. Therefore, the total number of US and non-US employees used in the final analysis was 4,900 and 14,665, respectively.
>	Compensation Time Period: The Company measured compensation for the above employees using the 12-month period ending December 31, 2021.
>	Consistently Applied Compensation Measure: Target total cash (base + target bonus) was selected as the consistently applied compensation measure used to identify the median paid employee. Base pay for hourly employees was calculated based on a reasonable estimate of hours worked in 2021, and on salary levels for all remaining employees.
>	Determining the Median Paid Employee: Using this methodology, the company identified as its 2021 median paid employee the same employee identified in 2020. This employee is a full-time, hourly employee, with wages and overtime pay for the 12-month period ending December 31, 2021, in the amount of $63,386.
>	Determining Median Paid Employee’s Pay for CEO Ratio: The individual identified as the median paid employee had an annual compensation in the amount of $66,172 for fiscal 2021, calculated in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.
>	Determining CEO’s Pay for CEO Ratio: With respect to the annual total compensation of the CEO, the Company used the amount reported in the “Total” column of our 2021 Summary Compensation Table included in this Proxy Statement.

We believe this pay ratio is a reasonable estimate calculated in a manner consistent with applicable SEC rules and based on payroll and employment records and the methodology described above. The estimates and assumptions that we use may differ from estimates and assumptions used by other companies, including companies in our Peer Group described in the Compensation Discussion & Analysis.

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2022 ANNUAL
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RELATED PERSON TRANSACTIONS

The Company has a variety of policies and procedures for the identification and review of related person transactions.

Arrow’s Worldwide Code of Business Conduct and Ethics (“Code”) prohibits employees, officers, and directors from entering into transactions that present a conflict of interest absent a specific waiver. A conflict of interest arises when an employee’s private interests either conflict or appear to conflict with Arrow’s interests. The Code also requires that any such transaction, which may become known to any employee, officer, or director, be properly reported to the Company. Any conflict of interest disclosed under the Code requires a waiver from senior management. If the conflict of interest involves senior management, a waiver from the Board is required. Any such waiver, or any amendment to the Code, would be disclosed on the Company’s website.

A “related person transaction,” as defined under SEC rules, generally includes any transaction, arrangement, or relationship involving more than $120,000 in which the Company or any of its subsidiaries was, is, or will be a participant and in which a “related person” has a material direct or indirect interest. “Related persons” mean directors and executive officers and their immediate family members, director nominees, and shareholders owning more than five percent of the Company’s outstanding stock. “Immediate family member” means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, or any person (other than a tenant or employee) sharing a household with any such director, nominee, executive officer, or five percent shareholder. As part of the process related to the financial close of each quarter, the Company distributes a disclosure checklist to management of each operating unit and financial function globally, which seeks to ensure complete and accurate financial disclosure. One part of the checklist seeks to identify any related person transactions. Any previously undisclosed transaction is initially reviewed by: (i) the Company’s disclosure committee to determine whether the transaction should be disclosed in the Company’s SEC filings; and (ii) senior management of the Company, including the Chief Legal Officer and the Chief Financial Officer, for consideration of the appropriateness of the transaction. If such transaction involves members of senior management, it is elevated to the Board for review.

Transactions involving members of senior management, or a director require the review and approval of the Board. Further, the Audit Committee reviews and approves all related person transactions required to be disclosed pursuant to SEC Regulation S-K. In the course of its review of related person transactions, the senior management of the Company or the independent directors of the Board will consider all of the relevant facts and circumstances that are available to them, including but not limited to: (i) the benefits to the Company; (ii) in a transaction involving a director, the impact on the director’s independence; (iii) the availability of comparable products or services; (iv) the terms of the transaction; and (v) whether the transaction is proposed to be on terms more favorable to the Company than terms that could have been reached with an unrelated third party. The manager or director involved in the transaction will not participate in the review or approval of such transaction.

The Company’s Law Department, together with the Corporate Controller’s Department, is responsible for monitoring compliance with these policies and procedures. There were no related party transactions in 2021.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Arrow’s directors, executive officers, and persons who own more than ten percent of a registered class of Arrow’s equity securities to file reports of ownership and changes in ownership with the SEC. To facilitate compliance with Section 16(a) by Arrow’s directors and executive officers, the Company’s employees generally prepare these reports on the basis of information obtained from each director and executive officer. To the Company’s knowledge, based solely on a review of the reports Arrow filed on behalf of its directors and executive officers, written representations from these persons that no other reports were required, and all Section 16(a) reports provided to the Company, the Company believes that during the fiscal year ended December 31, 2021, all Section 16(a) filings were timely filed with the exception of reports by Richard A. Seidlitz, the Company’s Vice President, Corporate Controller and Principal Accounting Officer. The Company discovered in 2021 that Section 16(a) filings should have been made on Mr. Seidlitz’s behalf upon his appointment as Principal Accounting Officer in 2018, at which point he became a Section 16 officer. A remedial filing was made on Mr. Seidlitz’s behalf in August 2021 representing twenty transactions (including awards, sales, and withholdings for tax purposes) and corresponding reports that were not filed on a timely basis.

AVAILABILITY OF MORE INFORMATION

Arrow’s Corporate Governance Guidelines, the Corporate Governance Committee charter, the Audit Committee charter, the Compensation Committee charter, the Worldwide Code of Business Conduct and Ethics, and the Finance Code of Ethics can be found under “Governance Documents” at the “Leadership & Governance” sub-link of the Investor Relations drop-down menu on investor.arrow.com. The contents of this website are not incorporated by reference in this Proxy Statement or any other report or document the Company files with the SEC. Hard copies are available in print to any shareholder who requests them. The Company’s transfer agent and registrar is Equiniti Trust Company, 1110 Centre Pointe Curve, Suite 101, Mendota Heights, Minnesota 55120.

Shareholders and other interested parties who wish to communicate with the members of the Board may do so by submitting such communication to Arrow’s Corporate Secretary, Carine L. Jean-Claude, at Arrow Electronics, Inc., 9201 East Dry Creek Road, Centennial, Colorado 80112. Arrow’s Corporate Secretary will present any such communication to the directors.

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2022 ANNUAL
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MULTIPLE SHAREHOLDERS
WITH THE SAME ADDRESS

The Company will deliver promptly upon request a separate copy of the Notice and/or the Proxy Statement and Annual Report to any shareholder at a shared address to which a single copy of these materials was delivered. To receive a separate copy of these materials, you may contact the Company’s Investor Relations Department either by mail at 9201 East Dry Creek Road, Centennial, Colorado 80112, by telephone at 303-824-4544, or by email at investor@arrow.com.

The Company has adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, the Company is delivering only one copy of the Notice and/or the Proxy Statement and Annual Report to multiple shareholders who share the same address and have the same last name, unless the Company received instructions to the contrary from an affected shareholder. This procedure reduces printing costs, mailing costs, and fees.

If you are a holder of the Company’s common stock as of the Record Date and would like to revoke your householding consent and receive a separate copy of the Notice and/or the Proxy Statement and the Annual Report in the future, please contact Broadridge Financial Solutions, Inc. (“Broadridge”), either by calling toll free at (800) 542-1061 or by writing to Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. You will be removed from the householding program within 30 days of receipt of the revocation of your consent.

Any shareholders of record sharing the same address and currently receiving multiple copies of the Notice, the Annual Report, and the Proxy Statement, who wish to receive only one copy of these materials per household in the future, may contact the Company’s Investor Relations Department at the address, telephone number, or e-mail listed above to participate in the householding program.

Several brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker, or other holder of record to request information about householding.

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2022 ANNUAL
PROXY STATEMENT

SUBMISSION OF SHAREHOLDER PROPOSALS

If a shareholder intends to present a proposal at Arrow’s Annual Meeting to be held in 2023 and seeks to have the proposal included in Arrow’s Proxy Statement relating to that Annual Meeting, pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, the proposal must be received by Arrow no later than the close of business December 2, 2022.

Arrow’s bylaws govern the submission of nominations for director and other business proposals that a shareholder wishes to have considered at Arrow’s Annual Meeting to be held in 2023 which are not included in the Company’s Proxy Statement for that Annual Meeting. Under the bylaws, subject to certain exceptions, nominations for director or other business proposals to be addressed at the Company’s next Annual Meeting may be made by a shareholder entitled to vote who has delivered a notice to Arrow’s Corporate Secretary no later than March 12, 2023, and not earlier than February 10, 2023. The notice must contain the information required by the bylaws. These advance notice provisions are in addition to, and separate from, the requirements that a shareholder must meet in order to have a proposal included in the Proxy Statement under the rules of the SEC.

Arrow’s bylaws provide that a shareholder, or a group of up to 20 shareholders, owning at least 3% of Arrow’s outstanding common stock continuously for at least three years, may include in our Proxy Statement director nominees constituting up to the greater of two directors or 20% of the number of directors on the Board, provided that the shareholder and the nominees satisfy the eligibility requirements in our bylaws. If you wish to nominate any person for election to our Board at the 2023 Annual Meeting under the proxy access provision of our bylaws, your nomination notice must be submitted to Arrow’s Corporate Secretary between November 2, 2022 and December 2, 2022, unless the date of the mailing of the notice for the 2023 annual meeting is moved by more than 30 days before or after the anniversary of the mailing date of this Proxy Statement, in which case the nomination must be received no earlier than the 150th day and no later than the later of the 120th day prior to the mailing of the notice for such meeting or the tenth day following the date we announce publicly the mailing of the notice.

In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than Arrow’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 12, 2023.

By Order of the Board of Directors,

Carine L. Jean-Claude Corporate Secretary

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2022 ANNUAL
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APPENDIX

NON-GAAP EXECUTIVE COMPENSATION MEASURES

The tables below present calculations of performance measures used for short-term and long-term incentive compensation purposes. For a full discussion of these measures, refer to the sections titled “Annual Cash Incentives” and “Long-Term Incentive Awards” above. Throughout this document the annual cash incentive is also referred to as “MICP” or “Management Incentive Compensation Plan” and is based on the “Absolute EPS” measure below. The Long-Term Incentive Award is also referred to as “LTIP” and is based on the “three-year EPS growth” and “average ROIC in excess of three-year WACC” measure below. The tables below include reconciliations of these non-GAAP financial measures to the most comparable GAAP financial measure. For a description of the items adjusting the GAAP results in the tables below, refer to the respective fiscal year's Annual Report on Form 10-K filed with the Securities and Exchange Commission. Any analysis of results presented on a non-GAAP basis should be used as a complement to, and in conjunction with, results presented on a GAAP basis.

Absolute EPS used in the annual cash incentive calculation excludes the impact of intangible asset amortization expense resulting from acquisitions. We believe excluding this expense provides an appropriate measure of short-term performance because acquisitions generally contribute to long-term value creation. For this same reason, we include this amortization expense in the three-year EPS growth used in the LTIP calculation to hold management accountable for investments in acquisitions.

Absolute EPS used in the annual cash incentive calculation is adjusted to exclude the short-term impact of changes in foreign currencies in order to align the achieved result with the exchange rates used in setting the target. Additionally, Absolute EPS is adjusted to exclude pension settlement gains and losses, and gains and losses on investments, net. The LTIP calculation does not include these adjustments because the impacts are not readily available for the entire peer group.

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Annual Cash Incentive Measure

Absolute EPS

($ per diluted share)

Year Ended
December 31, 2021
Net income per diluted share, as reported	$15.10
Intangible amortization expense	0.37
Restructuring, integration, and other charges	0.12
Impairments	0.05
Impact of tax reform	—
Other*	(0.13)
FX impact	0.10
Non-GAAP net income per diluted share**	$15.60

*Other includes pension settlement gain, and gain on investments, net.

** The sum of the components for non-GAAP net income per diluted share may not agree to totals, as presented, due to rounding.

Long-Term Incentive Program (LTIP) Measures

Three-year EPS Growth

($ per diluted share)

	Year Ended
	December 31, 2021	December 31, 2018
Net income per diluted share, as reported	$15.10	$8.10
Restructuring, integration, and other charges	0.12	0.49
Impairments	0.05	—
Impact of tax reform	—	(0.32)
Other*	—	0.13
Non-GAAP net income per diluted share**	$15.26	$8.39

Three-year EPS % growth	86.4%
Non- GAAP three-year EPS % growth	81.9%

*    Other includes loss on investments, net, and pension settlement expense.

**   The sum of the components for non-GAAP net income per diluted share may not agree to totals, as presented, due to rounding.

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2022 ANNUAL
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Three-year average ROIC in excess of three-year WACC

($ in thousands)

		Year Ended
	3-year average	December 31, 2021	December 31, 2020	December 31, 2019
		(unaudited)	(unaudited)	(unaudited)
Numerator:
Consolidated operating income, as reported		$1,556,822	$894,511	$107,696
Equity in earnings (losses) of affiliated companies(1)		3,508	(531)	(2,765)
Less: Noncontrolling interests(1)		2,271	2,026	3,919
Consolidated operating income, as adjusted		1,558,059	891,954	101,012
Less: Tax Effect		354,044	203,511	(82,903)
After-tax consolidated operating income, as adjusted		$1,204,015	$688,443	$183,915

Consolidated operating income, as reported		$1,556,822	$894,511	$107,696
Restructuring & Integration charges		10,911	13,288	78,429
AFS reserves & recoveries		—	(1,796)	18,037
Digital write downs & recoveries		—	—	22,332
Impairments		4,482	7,223	623,796
Impact of wind down(2)		—	(14,728)	162,244
Loss on disposition of businesses, net		—	—	1,868
Pension expense(2)		(5,180)	(2,859)	(24,849)
Gain (loss) on investments, net(3)		12,951	5,348	11,831
Equity in losses of affiliated companies(3)		3,508	(531)	(2,765)
Less: Noncontrolling interests(3)		2,271	2,026	3,919
Non-GAAP consolidated operating income		1,581,223	898,430	994,700
Less: Tax Effect		359,100	205,650	237,300
After-tax non-GAAP consolidated operating income		$1,222,123	$692,780	$757,400

Denominator:
Average short-term borrowings, including current portion of long-term debt(4)		$322,696	$255,538	$270,475
Average long-term debt(4)		2,034,077	2,231,394	3,110,940
Average total equity(4)		5,233,267	4,850,535	5,033,187
Less: Average cash and cash equivalents(4)		256,702	261,513	338,714
Invested capital		$7,333,338	$7,075,954	$8,075,888

Return on invested capital (“ROIC”)	9.48%	16.42%	9.73%	2.28%
Less: Weighted average cost of capital (“WACC”)	7.65%	7.70%	7.55%	7.69%
ROIC in excess of WACC	1.83%	8.72%	2.18%	(5.41)%

Non-GAAP ROIC	11.95%	16.67%	9.79%	9.38%
Less: WACC	7.65%	7.70%	7.55%	7.69%
Non-GAAP ROIC in excess of WACC	4.30%	8.97%	2.24%	1.69%

(1)	Operating income is adjusted for noncontrolling interests and equity losses of affiliated companies to include the prorata ownership of non-wholly owned subsidiaries.
(2)	During 2019, the company announced the closure of its personal computer and mobility asset disposition business (referred to as “wind down”). As such, the impact of wind down is excluded from operating results for 2019 and 2020.
(3)	Non-GAAP operating income is adjusted to include pension expense and gain (loss) on investments and is adjusted for noncontrolling interests and equity in losses of affiliated companies to include the pro-rata ownership of non-wholly owned subsidiaries.
(4)	The year ended average is based on the addition of the account balance at the end of the five most recently ended quarters and dividing by five.

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VIEW MATERIALS & VOTE w SCAN TO ARROW ELECTRONICS, INC. 9201 EAST DRY CREEK ROAD CENTENNIAL, COLORADO 80112 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern time on May 10, 2022. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time on May 10, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE IN PERSON You can cast your vote in person at the annual meeting. At the meeting, you will need to request a ballot to vote these shares. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D67992-P68457 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. ARROW ELECTRONICS, INC. The board of directors recommends you vote FOR the following: For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. ! !! 1. Election of Directors Nominees: 01) Barry W. Perry 02) William F. Austen 03) Fabian T. Garcia 04) Steven H. Gunby 05) Gail E. Hamilton 06) Andrew C. Kerin 07) Laurel J. Krzeminski 08) Michael J. Long 09) Carol P. Lowe 10) Stephen C. Patrick 11) Gerry P. Smith The board of directors recommends you vote FOR the following proposals: For Against Abstain ! ! ! ! ! ! 2. To ratify the appointment of Ernst & Young LLP as Arrow's independent registered public accounting firm for the fiscal year ending December 31, 2022. 3. To approve, by non-binding vote, named executive officer compensation. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. If acting as attorney, executor, trustee or in other representative capacity, please sign name and title. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Internet or telephone voting is available through 11:59 p.m. Eastern time on Tuesday, May 10, 2022. Your telephone or internet vote authorizes the named proxies to vote the shares in the same manner as if you marked, signed and returned your proxy card. If you vote by internet or telephone, you do NOT need to mail your proxy card. You can also view Arrow's annual report and proxy statement on the internet at: investor.arrow.com/financials/financial-results and at www.proxyvote.com. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The proxy statement and annual report are available at www.proxyvote.com. D67993-P68457 ARROW ELECTRONICS, INC. PROXY for Annual Meeting of Shareholders, May 11, 2022 This proxy is solicited by the board of directors. The undersigned hereby appoints Michael J. Long, Carine L. Jean-Claude and Christopher D. Stansbury, and any one or more of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of stock of ARROW ELECTRONICS, INC. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on Wednesday, May 11, 2022, at 8:00 a.m. Mountain time, at Hyatt Regency Denver Tech Center, 7800 E. Tufts Ave., Denver, CO 80237, or any adjournments thereof, as set forth on the reverse hereof. This proxy is being solicited by the board of directors and will be voted as specified. If not otherwise specified, it will be voted for the directors and the proposals, and otherwise in accordance with management's discretion. Please Return this Proxy Promptly in the Enclosed Envelope